UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:  BlackRock Funds

                                         BlackRock Disciplined Small Cap Core Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2014

Date of reporting period: 05/31/2014

Item 1 – Report to Stockholders

MAY 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Disciplined Small Cap Core Fund	of BlackRock FundsSM

BlackRock Small Cap Growth Fund II	of BlackRock Series, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	ANNUAL REPORT	MAY 31, 2014

Shareholder Letter

Dear Shareholder,

Most asset classes performed well for the 12-month period ended May 31, 2014. The period began with financial markets reacting to a spate of interest rate volatility sparked by the Federal Reserve’s first mention of gradually reducing (or “tapering”) the central bank’s asset purchase programs earlier than originally expected. After a sharp sell-off, markets broadly rebounded in late June as the Fed’s tone turned more dovish. At the same time, improving economic indicators and better corporate earnings helped extend gains through most of the summer. Although the tone of economic and financial news became mixed last autumn, it was a surprisingly positive period for the markets. Early on, the Fed defied investors’ expectations with its decision to delay tapering, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians finally engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was a generally positive period for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus – a condition that caused fixed income investments to struggle. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally released from the anxiety that had gripped them for quite some time.

The start of the new year brought a stark change in sentiment. Heightened volatility in emerging markets – driven by concerns about reduced global liquidity, severe currency weakness, high levels of debt and uneven growth – combined with mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from new Fed Chair Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that this was a temporary trend resulting from an unusually harsh winter.

In the months that followed, signs of decelerating growth in China and geopolitical tensions in Russia and Ukraine made for a bumpy ride, but markets were resilient as investors focused on improving U.S. economic data, stronger corporate earnings and a still-dovish central bank. Within developed markets, investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. Broadly speaking, the strongest performers of 2013 struggled most in 2014 and vice versa. Emerging markets particularly benefited from this broad rotation into cheaper valuations. For investors in these markets, technical factors heartily outweighed the growing list of geopolitical issues. Emerging market equities ended the period with a strong rally through May even as a military coup was underway in Thailand. May was a strong month for most of the world’s equity and fixed income markets. U.S. large cap stocks touched record highs while volatility trended to unusually low levels. In fixed income, investor appetite for bonds persevered as interest rate volatility remained contained against a strong supply-and-demand backdrop.

On the whole, equity markets in the developed world posted robust gains for the 12-month period ended May 31. Emerging markets generated positive, but less dramatic returns due to increased volatility amid heightened risks for the asset class. In fixed income, higher quality sectors including U.S. Treasury bonds, tax-exempt municipals and investment grade corporate bonds, were challenged by interest rate uncertainty, but produced positive results for the 12-month period as the rate market calmed in 2014. High yield bonds delivered strong performance as they benefited from income-oriented investors’ ongoing search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Financial markets moved higher over the period despite modest global growth and a shift toward tighter monetary policy in the United States.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.63%	20.45%
U.S. small cap equities (Russell 2000® Index)	(0.10)	16.79
International equities (MSCI Europe, Australasia, Far East Index)	5.33	18.04
Emerging market equities (MSCI Emerging Markets Index)	1.89	4.27
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.06
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	4.32	0.46
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.28	2.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.86	2.97
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.14	7.88

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2014	BlackRock Disciplined Small Cap Core Fund

Investment Objective

BlackRock Disciplined Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2014, the Fund outperformed its benchmark, the Russell 2000® Index.

What factors influenced performance?

•

The Fund’s outperformance was attributable mostly to stock selection within the industrials and materials sectors. Within industrials, the Fund benefited from a position in railcar manufacturing company The Greenbrier Cos., Inc. Shares of The Greenbrier Cos., Inc. rose significantly over the period amid consistently strong industry demand driven by the shale oil and gas revolution and growth in intermodal well cars, automotive loadings, commodities and housing. Within materials, the Fund’s holding of paper manufacturer Boise Cascade Co. rallied sharply after the company accepted a takeover bid from containerboard and corrugated packaging company Packaging Corporation of America.

•

Conversely, stock selection within the consumer discretionary sector detracted from relative performance. In particular, the Fund’s holding of home appliance and equipment retailer Sears Hometown & Outlet

Stores, Inc. depreciated throughout the period as weak sales growth resulted in disappointing earnings reports over several quarters. Additionally, shares of identity theft protection services company LifeLock, Inc. fell in the second half of the period after the company announced disappointing second-quarter earnings and significant compliance issues relating to its recent acquisition of the Lemon Wallet mobile application.

Describe recent portfolio activity.

•

During the 12-month period, the Fund decreased its overall weightings in the consumer discretionary and materials sectors and increased its overall weightings in the financials and industrials sectors.

Describe portfolio positioning at period end.

•	Relative to the Russell 2000® Index, the Fund ended the period with its largest sector overweight in industrials and its most significant underweight in consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Aspen Technology, Inc.	2%
MRC Global, Inc.	2
Texas Capital Bancshares, Inc.	2
Manhattan Associates, Inc.	2
KapStone Paper and Packaging Corp.	2
The Greenbrier Cos., Inc.	2
RLJ Lodging Trust	2
Align Technology, Inc.	2
Amkor Technology, Inc.	2
VCA Antech, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Financials	22%
Information Technology	18
Industrials	17
Health Care	14
Consumer Discretionary	11
Energy	8
Materials	3
Consumer Staples	3
Utilities	2
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	ANNUAL REPORT	MAY 31, 2014

BlackRock Disciplined Small Cap Core Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

[3]	An index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2014

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.14%	20.85%	N/A	20.44%	N/A
Investor A	3.10	20.49	14.17%	20.14	14.92%
Investor C	2.58	19.53	18.53	19.16	19.16
Russell 2000® Index	(0.10)	16.79	N/A	17.00	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on March 14, 2013.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,031.40	$3.55	$1,000.00	$1,021.44	$3.53	0.70%
Investor A	$1,000.00	$1,031.00	$4.81	$1,000.00	$1,020.19	$4.78	0.95%
Investor C	$1,000.00	$1,025.80	$8.59	$1,000.00	$1,016.45	$8.55	1.70%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT	MAY 31, 2014	5

Fund Summary as of May 31, 2014	BlackRock Small Cap Growth Fund II

Investment Objective

BlackRock Small Cap Growth Fund II’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2014, through its investment in BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), the Fund outperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

•

The Master Portfolio generated outperformance attributable mostly to stock selection within the health care and materials sectors. Within health care, a position in biopharmaceutical firm Gentium SpA appreciated substantially throughout the period due to several positive developments including better-than-expected third-quarter earnings, the approval of the firm’s main vascular drug Defibrotide (Defitelio) by the European Medicines Agency, and the company’s acceptance of a take-over bid from Jazz Pharmaceuticals, Inc. Within materials, shares of paper manufacturer KapStone Paper and Packaging Corp. moved higher given consistently strong earnings and record sales coupled with steady operating margins, while it also became apparent that the company’s recent purchase of containerboard company Longview Fibre Paper & Packaging, Inc. proved to be considerably more beneficial than originally expected.

•

Conversely, stock selection within the information technology (“IT”) and energy sectors detracted from relative performance. Within IT, shares of big data software company PROS Holdings, Inc. fell sharply over the period given disappointing quarterly revenues and forecasts while the company noted higher-than-expected operating costs from its acquisitions of software companies Cameleon Software and SignalDemand. Within energy, a position in refining company Delek US Holdings, Inc. depreciated substantially given several disappointing earnings announcements and continued margin weakness amid less favorable overall conditions in the U.S. oil refining market.

Describe recent portfolio activity.

•

During the 12-month period, the Master Portfolio decreased its overall weightings in the consumer discretionary and financials sectors and increased its overall weightings in the IT and materials sectors.

Describe portfolio positioning at period end.

•	Relative to the Russell 2000® Growth Index, the Master Portfolio ended the period with its largest sector overweight in industrials and its most significant underweight in financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	MAY 31, 2014

BlackRock Small Cap Growth Fund II

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

[3]	The index contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Performance Summary for the Period Ended May 31, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.56)%	21.70%	N/A	18.31%	N/A	9.39%	N/A
Investor A	(0.84)	21.08	14.73%	17.91	16.64%	9.08	8.49%
Investor B	(1.03)	20.29	16.13	16.67	16.45	8.17	8.17
Investor C	(1.16)	20.24	19.32	16.85	16.85	8.10	8.10
Class R	(0.82)	21.07	N/A	17.59	N/A	8.73	N/A
Russell 2000® Growth Index	(1.79)	16.71	N/A	19.82	N/A	8.74	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$994.40	$5.77	$1,000.00	$1,019.15	$5.84	1.16%
Investor A	$1,000.00	$991.60	$8.44	$1,000.00	$1,016.45	$8.55	1.70%
Investor B	$1,000.00	$989.70	$10.52	$1,000.00	$1,014.36	$10.65	2.12%
Investor C	$1,000.00	$988.40	$11.30	$1,000.00	$1,013.56	$11.45	2.28%
Class R	$1,000.00	$991.80	$8.19	$1,000.00	$1,016.70	$8.30	1.65%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense table reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT	MAY 31, 2014	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares (available only in BlackRock Small Cap Growth Fund II) are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares (available only in BlackRock Small Cap Growth Fund II) are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), BlackRock Disciplined Small Cap Core Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on December 1, 2013 and held through May 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

BlackRock Disciplined Small Cap Core Fund and the Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Fund’s and Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s and Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund and Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund and Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund and Master Portfolio to hold an investment that it might otherwise sell. The Fund’s and Master Portfolio’s investments in these instruments are discussed in detail in the Fund’s and Master Portfolio’s Notes to Financial Statements.

8	ANNUAL REPORT	MAY 31, 2014

Schedule of Investments May 31, 2014	BlackRock Disciplined Small Cap Core Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.8%
API Technologies Corp. (a)	412	$1,154
Ducommun, Inc. (a)	279	7,084
Esterline Technologies Corp. (a)	714	79,575
Exelis, Inc.	2,457	41,966
Spirit Aerosystems Holdings, Inc., Class A (a)	1,577	51,174
Taser International, Inc. (a)	1,246	16,534

		197,487
Airlines — 0.9%
American Airlines Group, Inc. (a)	609	24,457
Republic Airways Holdings, Inc. (a)	1,189	12,508
Spirit Airlines, Inc. (a)	492	29,062

		66,027
Auto Components — 2.1%
Lear Corp.	190	16,730
Tower International, Inc. (a)	2,041	62,536
Visteon Corp. (a)	777	70,816

		150,082
Banks — 6.1%
1st Source Corp.	876	26,578
Access National Corp.	658	9,844
Associated Banc-Corp.	3,064	52,793
Banco Latinoamericano de Comercio Exterior SA (a)	260	6,952
C&F Financial Corp.	34	1,185
Cascade Bancorp (a)	129	560
Central Pacific Financial Corp.	1,138	21,668
Chemical Financial Corp.	182	5,231
First Citizens BancShares, Inc., Class A	363	79,780
First Merchants Corp.	491	9,741
First Security Group, Inc. (a)	788	1,623
Independent Bank Group, Inc.	297	13,885
Pacific Continental Corp.	293	4,049
Prosperity Bancshares, Inc.	809	47,027
Sierra Bancorp	100	1,583
Texas Capital Bancshares, Inc. (a)	2,414	123,597
United Community Banks, Inc. (a)	1,863	28,578

		434,674
Biotechnology — 3.9%
Acorda Therapeutics, Inc. (a)	621	20,418
Affymax, Inc. (a)	1,377	964
Alkermes PLC (a)	69	3,161
Alnylam Pharmaceuticals, Inc. (a)	70	4,150
Ambit Biosciences Corp. (a)	819	5,659
Auspex Pharmaceuticals, Inc. (a)	256	5,414
BIND Therapeutics, Inc. (a)	70	595
BioSpecifics Technologies Corp. (a)	445	12,006
Celladon Corp. (a)	220	1,965
Cellular Dynamics International, Inc. (a)	172	1,942
Cepheid, Inc. (a)	45	2,027
China Biologic Products, Inc. (a)	310	14,049
Concert Pharmaceuticals, Inc. (a)	414	3,660
Cytokinetics, Inc. (a)	1,675	8,358
Dicerna Pharmaceuticals, Inc. (a)	330	5,333
Emergent Biosolutions, Inc. (a)	755	16,376
Enzon Pharmaceuticals, Inc.	13,479	12,150

Common Stocks	Shares	Value
Biotechnology (concluded)
Esperion Therapeutics, Inc. (a)	253	$3,861
Five Prime Therapeutics, Inc. (a)	74	961
Foundation Medicine, Inc. (a)	129	3,061
Genocea Biosciences, Inc. (a)	68	1,289
Insys Therapeutics, Inc. (a)	137	3,540
InterMune, Inc. (a)	140	5,547
Isis Pharmaceuticals, Inc. (a)	930	27,175
Maxygen, Inc. (a)	4,024	121
Momenta Pharmaceuticals, Inc. (a)	1,319	16,342
Myriad Genetics, Inc. (a)	413	13,695
NPS Pharmaceuticals, Inc. (a)	149	4,638
OncoGenex Pharmaceutical, Inc. (a)	1,222	4,631
OncoMed Pharmaceuticals, Inc. (a)(b)	262	5,921
Portola Pharmaceuticals, Inc. (a)	213	4,720
Prothena Corp. PLC (a)	151	3,144
Regado Biosciences, Inc. (a)	832	5,217
Regulus Therapeutics, Inc. (a)	468	3,150
Repligen Corp. (a)	551	10,601
Rigel Pharmaceuticals, Inc. (a)	3,296	10,844
Tetraphase Pharmaceuticals, Inc. (a)	405	4,269
Threshold Pharmaceuticals, Inc. (a)	2,230	8,608
Trevena, Inc. (a)	472	2,072
Ultragenyx Pharmaceutical, Inc. (a)	212	7,963
United Therapeutics Corp. (a)	90	8,617
Vanda Pharmaceuticals, Inc. (a)	147	1,513

		279,727
Building Products — 0.6%
PGT, Inc. (a)	4,753	40,923
Ply Gem Holdings, Inc. (a)	27	318

		41,241
Capital Markets — 1.7%
Capital Southwest Corp.	43	1,554
FBR & Co. (a)	824	21,506
HFF, Inc., Class A	1,194	38,590
Manning & Napier, Inc.	3,424	58,516

		120,166
Chemicals — 1.3%
Codexis, Inc. (a)	538	769
FutureFuel Corp.	2,195	37,710
KMG Chemicals, Inc.	124	1,996
Kraton Performance Polymers, Inc. (a)	157	3,905
Minerals Technologies, Inc.	530	32,860
OM Group, Inc.	341	10,503
PolyOne Corp.	62	2,488

		90,231
Commercial Services & Supplies — 1.1%
ARC Document Solutions, Inc. (a)	548	3,398
Cenveo, Inc. (a)	578	1,774
Deluxe Corp.	59	3,309
Ennis, Inc.	385	5,833
Intersections, Inc.	401	1,776
Metalico, Inc. (a)	452	570
Performant Financial Corp. (a)	2,252	21,371
Steelcase, Inc., Class A	79	1,295
Viad Corp.	1,516	34,777

Portfolio Abbreviation

REIT	Real Estate Investment Trust

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	9

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Commercial Services & Supplies (concluded)
West Corp.	55	$1,474

		75,577
Communications Equipment — 2.0%
Alliance Fiber Optic Products, Inc.	135	2,738
Aruba Networks, Inc. (a)	752	13,923
Aviat Networks, Inc. (a)	3,196	3,388
Calix, Inc. (a)	3,420	27,907
Emulex Corp. (a)	2,045	10,961
Extreme Networks, Inc. (a)	9,000	35,820
Harmonic, Inc. (a)	315	2,281
Ubiquiti Networks, Inc. (a)	1,248	43,630

		140,648
Construction & Engineering — 0.5%
Argan, Inc.	1,021	31,294
Pike Electric Corp. (a)	465	4,152

		35,446
Consumer Finance — 0.7%
JGWPT Holdings, Inc., Class A (a)	128	1,364
Nelnet, Inc., Class A	1,010	41,582
Regional Management Corp. (a)	301	4,331

		47,277
Containers & Packaging — 0.3%
Graphic Packaging Holding Co. (a)	2,246	24,684
Distributors — 0.0%
VOXX International Corp. (a)	111	962
Diversified Consumer Services — 1.3%
Capella Education Co.	78	4,465
Collectors Universe, Inc.	937	19,377
LifeLock, Inc. (a)	3,306	37,093
National American University Holdings, Inc.	385	1,309
Steiner Leisure Ltd. (a)	751	30,175

		92,419
Diversified Financial Services — 0.8%
MicroFinancial, Inc.	236	1,838
PHH Corp. (a)	2,191	55,805

		57,643
Diversified Telecommunication Services — 1.6%
Cbeyond, Inc. (a)	113	1,115
IDT Corp., Class B	1,153	19,117
Inteliquent, Inc.	2,924	43,802
Lumos Networks Corp.	148	2,232
magicJack VocalTec Ltd. (a)	1,227	17,877
Premiere Global Services, Inc. (a)	194	2,524
Vonage Holdings Corp. (a)	6,923	26,307

		112,974
Electric Utilities — 0.4%
IDACORP, Inc.	80	4,386
Portland General Electric Co.	729	24,108
Unitil Corp.	88	2,946

		31,440
Electrical Equipment — 1.8%
EnerSys, Inc.	1,100	75,944
General Cable Corp.	1,869	47,660
Lihua International, Inc. (a)	5,422	—
LSI Industries, Inc.	209	1,659

		125,263
Electronic Equipment, Instruments & Components — 3.1%
Aeroflex Holding Corp. (a)	84	880

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components (concluded)
Benchmark Electronics, Inc. (a)	4,028	$93,409
Electro Scientific Industries, Inc.	177	1,290
Fabrinet (a)	1,027	19,534
II-VI, Inc. (a)	711	9,570
Knowles Corp. (a)	1,103	31,116
Newport Corp. (a)	2,073	38,413
RealD, Inc. (a)	365	4,340
Zebra Technologies Corp., Class A (a)	286	21,250

		219,802
Energy Equipment & Services — 2.9%
Bristow Group, Inc.	460	34,951
CHC Group Ltd. (a)	1,038	7,297
Glori Energy, Inc. (a)	306	2,846
Gulfmark Offshore, Inc., Class A	1,556	72,214
Helix Energy Solutions Group, Inc. (a)	2,222	51,950
Hercules Offshore, Inc. (a)	2,951	13,398
Matrix Service Co. (a)	216	7,052
Parker Drilling Co. (a)	2,958	19,138

		208,846
Food & Staples Retailing — 0.3%
The Pantry, Inc. (a)	1,081	18,258
Rite Aid Corp. (a)	540	4,514

		22,772
Food Products — 2.2%
Chiquita Brands International, Inc. (a)	990	10,157
Omega Protein Corp. (a)	1,773	25,513
Pilgrim’s Pride Corp. (a)	3,547	90,236
Seaboard Corp. (a)	6	16,169
The WhiteWave Foods Co., Class A (a)	419	13,194

		155,269
Gas Utilities — 0.4%
New Jersey Resources Corp.	386	21,234
Southwest Gas Corp.	169	8,849

		30,083
Health Care Equipment & Supplies — 4.4%
Align Technology, Inc. (a)	2,039	111,350
Alphatec Holdings, Inc. (a)	5,428	8,142
Anika Therapeutics, Inc. (a)	29	1,358
CONMED Corp.	409	18,364
Cutera, Inc. (a)	688	6,791
Greatbatch, Inc. (a)	200	9,342
ICU Medical, Inc. (a)	214	12,855
Medical Action Industries, Inc. (a)	1,344	9,274
Natus Medical, Inc. (a)	268	6,606
Orthofix International NV (a)	610	19,331
RTI Surgical, Inc. (a)	2,980	12,963
SurModics, Inc. (a)	685	14,666
Symmetry Medical, Inc. (a)	1,994	17,587
Thoratec Corp. (a)	1,833	60,709

		309,338
Health Care Providers & Services — 3.4%
Alliance HealthCare Services, Inc. (a)	72	2,154
AMN Healthcare Services, Inc. (a)	489	5,477
BioTelemetry, Inc. (a)	152	1,116
Centene Corp. (a)	103	7,676
Corvel Corp. (a)	344	16,244
Cross Country Healthcare, Inc. (a)	2,743	15,827
Five Star Quality Care, Inc. (a)	3,268	17,255
Health Net, Inc. (a)	152	6,077
Team Health Holdings, Inc. (a)	1,302	66,103

See Notes to Financial Statements.

10	ANNUAL REPORT	MAY 31, 2014

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
VCA Antech, Inc. (a)	2,982	$100,344

		238,273
Health Care Technology — 0.1%
MedAssets, Inc. (a)	279	6,534
Hotels, Restaurants & Leisure — 1.6%
Caesars Acquisition Co., Class A (a)	2,840	34,222
Diamond Resorts International, Inc. (a)	530	10,197
Einstein Noah Restaurant Group, Inc.	1,366	21,050
Hyatt Hotels Corp., Class A (a)	331	20,244
Intrawest Resorts Holdings, Inc. (a)	227	2,590
Jack in the Box, Inc.	422	24,362

		112,665
Household Durables — 0.1%
Zagg, Inc. (a)	1,550	7,037
Household Products — 0.0%
Central Garden and Pet Co. (a)	356	2,798
Independent Power and Renewable Electricity Producers — 0.2%
Pattern Energy Group, Inc.	414	12,565
Insurance — 1.9%
CNO Financial Group, Inc.	4,850	78,231
Fidelity & Guaranty Life	783	16,756
Fortegra Financial Corp. (a)	1,126	8,051
Symetra Financial Corp.	531	11,071
Universal Insurance Holdings, Inc.	1,481	18,498

		132,607
Internet & Catalog Retail — 0.0%
Orbitz Worldwide, Inc. (a)	243	1,805
Internet Software & Services — 2.6%
Aerohive Networks, Inc. (a)	1,148	11,434
Blucora, Inc. (a)	543	10,301
Borderfree, Inc. (a)	603	8,997
Care.com, Inc. (a)	633	6,798
Chegg, Inc. (a)	306	1,704
Constant Contact, Inc. (a)	994	29,363
Demand Media, Inc. (a)	753	3,464
EarthLink Holdings Corp.	6,395	23,278
Everyday Health, Inc. (a)	243	4,321
Gogo, Inc. (a)(b)	810	14,653
Limelight Networks, Inc. (a)	2,810	6,126
Monster Worldwide, Inc. (a)	2,740	15,508
Q2 Holdings, Inc. (a)	51	671
QuinStreet, Inc. (a)	1,697	9,435
Synacor, Inc. (a)	375	851
Travelzoo, Inc. (a)	1,539	29,626
Tremor Video, Inc. (a)	471	1,931
United Online, Inc.	172	1,878
Web.com Group, Inc. (a)	77	2,652

		182,991
IT Services — 1.9%
Global Cash Access Holdings, Inc. (a)	8,315	74,004
Syntel, Inc. (a)	674	54,527
VeriFone Systems, Inc. (a)	192	6,300

		134,831
Life Sciences Tools & Services — 0.1%
Furiex Pharmaceuticals, Inc. (a)	11	1,137
Harvard Bioscience, Inc. (a)	1,524	6,279

		7,416
Machinery — 3.3%
Global Brass & Copper Holdings, Inc.	2,330	37,560

Common Stocks	Shares	Value
Machinery (concluded)
The Greenbrier Cos., Inc. (a)	2,039	$113,165
Harsco Corp.	1,795	48,429
Hyster-Yale Materials Handling, Inc.	127	10,678
John Bean Technologies Corp.	778	22,251
Lydall, Inc. (a)	178	4,911

		236,994
Marine — 0.4%
Matson, Inc.	861	21,155
Scorpio Bulkers, Inc. (a)	601	5,523

		26,678
Media — 1.3%
Crown Media Holdings, Inc., Class A (a)	151	539
CTC Media, Inc.	5,492	55,854
Harte-Hanks, Inc.	4,107	29,201
Salem Communications Corp., Class A	282	2,408
SFX Entertainment, Inc. (a)	274	2,006

		90,008
Metals & Mining — 0.2%
Gold Reserve, Inc. (a)	2,118	7,138
Materion Corp.	165	5,625
U.S. Silica Holdings, Inc.	71	3,590

		16,353
Multi-Utilities — 1.0%
Avista Corp.	2,325	72,796
Oil, Gas & Consumable Fuels — 5.0%
Bonanza Creek Energy, Inc. (a)	806	43,218
Callon Petroleum Co. (a)	235	2,479
Clayton Williams Energy, Inc. (a)	10	1,246
Energy XXI (Bermuda) Ltd. (a)	3,018	64,736
Kodiak Oil & Gas Corp. (a)	304	3,870
L&L Energy, Inc. (a)	300	108
Laredo Petroleum, Inc. (a)	890	24,626
LinnCo LLC	1,210	33,662
Northern Oil and Gas, Inc. (a)	289	4,407
PBF Energy, Inc., Class A	284	9,062
REX American Resources Corp. (a)	531	36,910
RSP Permian, Inc. (a)	1,329	35,883
Stone Energy Corp. (a)	32	1,420
Targa Resources Corp.	27	3,104
VAALCO Energy, Inc. (a)	1,060	6,890
Warren Resources, Inc. (a)	7,362	33,718
Western Refining, Inc.	1,264	51,849

		357,188
Paper & Forest Products — 1.6%
KapStone Paper and Packaging Corp. (a)	3,948	114,689
Personal Products — 0.2%
USANA Health Sciences, Inc. (a)	198	14,238
Pharmaceuticals — 2.2%
Achaogen, Inc. (a)	1,062	14,900
Aerie Pharmaceuticals, Inc. (a)	278	4,356
Cumberland Pharmaceuticals, Inc. (a)	1,621	7,376
Lannett Co., Inc. (a)	1,326	55,400
Pozen, Inc.	1,313	11,279
Prestige Brands Holdings, Inc. (a)	434	14,843
Questcor Pharmaceuticals, Inc.	221	19,919
Revance Therapeutics, Inc. (a)	427	13,446
Salix Pharmaceuticals Ltd. (a)	27	3,080
Sciclone Pharmaceuticals, Inc. (a)	2,592	13,038

		157,637

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	11

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Professional Services — 2.3%
CRA International, Inc. (a)	427	$9,565
The Dolan Co. (a)	1,925	173
Kforce, Inc.	694	15,289
Korn/Ferry International (a)	404	12,269
Paylocity Corp. (a)	88	1,713
RPX Corp. (a)	2,764	44,915
TriNet Group, Inc. (a)	3,123	78,387

		162,311
Real Estate Investment Trusts (REITs) — 7.8%
Agree Realty Corp.	247	7,617
Alexander’s, Inc.	3	1,101
American Assets Trust, Inc.	360	12,348
Cedar Realty Trust, Inc.	1,908	11,715
Chatham Lodging Trust	300	6,750
Chesapeake Lodging Trust	1,769	51,602
CyrusOne, Inc.	177	4,050
DuPont Fabros Technology, Inc.	3,266	83,512
EastGroup Properties, Inc.	167	10,631
EPR Properties	272	14,666
Equity Lifestyle Properties, Inc.	1,069	46,758
Excel Trust, Inc.	380	5,016
Invesco Mortgage Capital, Inc.	714	12,681
Investors Real Estate Trust	348	3,090
Lexington Realty Trust	357	4,052
MFA Financial, Inc.	4,190	34,484
Monmouth Real Estate Investment Corp., Class A	333	3,154
New Residential Investment Corp.	1,951	12,369
NorthStar Realty Finance Corp.	1,605	26,563
PS Business Parks, Inc.	714	60,112
RLJ Lodging Trust	4,042	112,004
Sovran Self Storage, Inc.	13	998
Sunstone Hotel Investors, Inc.	780	11,458
Western Asset Mortgage Capital Corp.	1,145	16,511
Whitestone REIT	184	2,628

		555,870
Real Estate Management & Development — 0.4%
Forestar Group, Inc. (a)	1,483	25,834
Road & Rail — 1.1%
Ryder System, Inc.	836	72,556
Swift Transportation Co. (a)	313	7,750

		80,306
Semiconductors & Semiconductor Equipment — 3.8%
Advanced Energy Industries, Inc. (a)	263	5,147
Alpha & Omega Semiconductor Ltd. (a)	137	1,129
Amkor Technology, Inc. (a)	10,720	108,379
AXT, Inc. (a)	819	1,802
Inphi Corp. (a)	775	11,672
International Rectifier Corp. (a)	750	20,115
IXYS Corp.	1,687	19,080
Lattice Semiconductor Corp. (a)	354	2,800
Pericom Semiconductor Corp. (a)	899	8,028
Silicon Image, Inc. (a)	185	968
Spansion, Inc., Class A (a)	370	7,049
STR Holdings, Inc. (a)	997	1,366
Synaptics, Inc. (a)	1,174	79,926

		267,461
Software — 4.2%
Aspen Technology, Inc. (a)	3,199	137,525
AVG Technologies NV (a)	1,620	31,363
Digimarc Corp.	73	2,326
Manhattan Associates, Inc. (a)	3,595	116,694

Common Stocks	Shares	Value
Software (concluded)
Verint Systems, Inc. (a)	257	$11,907

		299,815
Specialty Retail — 2.5%
Aaron’s, Inc. (a)	1,231	40,426
Big 5 Sporting Goods Corp.	435	5,050
DSW, Inc. — Class A	134	3,357
Guess?, Inc.	357	9,104
Kirkland’s, Inc. (a)	1,075	19,081
Murphy USA, Inc. (a)	860	43,757
Outerwall, Inc. (a)	200	14,146
Rent-A-Center, Inc.	1,200	33,552
Sears Hometown and Outlet Stores, Inc. (a)	182	4,009
West Marine, Inc. (a)	486	4,884

		177,366
Technology Hardware, Storage & Peripherals — 0.2%
Immersion Corp. (a)	1,158	12,518
Textiles, Apparel & Luxury Goods — 1.5%
Culp, Inc.	137	2,526
Deckers Outdoor Corp. (a)	370	28,597
Delta Apparel, Inc. (a)	337	5,004
Skechers U.S.A., Inc., Class A (a)	1,562	69,509

		105,636
Thrifts & Mortgage Finance — 2.6%
EverBank Financial Corp.	2,943	56,064
Heritage Financial Group, Inc.	637	11,657
HomeStreet, Inc.	4,318	77,379
MGIC Investment Corp. (a)	532	4,511
NMI Holdings, Inc., Class A (a)	340	3,720
Provident Financial Holdings, Inc.	350	5,075
Radian Group, Inc.	274	3,951
Walker & Dunlop, Inc. (a)	1,255	18,549

		180,906
Trading Companies & Distributors — 1.9%
MRC Global, Inc. (a)	4,296	123,682
Watsco, Inc.	28	2,818
Willis Lease Finance Corp. (a)	457	8,400

		134,900
Water Utilities — 0.3%
American States Water Co.	647	19,591
Wireless Telecommunication Services — 0.0%
Leap Wireless International, Inc. (a)	216	544
Total Common Stocks — 98.9%		7,019,239

Warrants (c)
Real Estate Management & Development — 0.0%
Tejon Ranch Co. (Issued/Exercisable 8/07/13, 1 Share for 1 Warrant, Expires 8/31/16, Strike Price $40)	8	22
Total Warrants — 0.0%		22
Total Long-Term Investments (Cost — $6,540,962) — 98.9%		7,019,261

See Notes to Financial Statements.

12	ANNUAL REPORT	MAY 31, 2014

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	116,410	$116,410

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.18% (d)(e)(f)	$3	2,821
Total Short-Term Securities (Cost — $119,231) — 1.7%		119,231

Value
Total Investments (Cost — $6,660,193) — 100.6%	$7,138,492
Liabilities in Excess of Other Assets — (0.6)%	(43,521)

Net Assets — 100.0%	$7,094,971

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended May 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at May 31, 2013	Net Activity	Shares/ Beneficial Interest Held at May 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	103,573	12,837	116,410	$52
BlackRock Liquidity Series, LLC, Money Market Series	—	$2,821	$2,821	$797

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of May 31, 2014 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
1	E-Mini Russell 2000 Futures	Intercontinental Exchange	June 2014	$113,320	$2,027

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments or derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	13

Schedule of Investments (concluded)	BlackRock Disciplined Small Cap Core Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$7,018,574	—	$665	$7,019,239
Warrants	22	—	—	22
Short-Term Securities	116,410	$2,821	—	119,231
Total	$7,135,006	$2,821	$665	$7,138,492

[1] See above Schedule of Investments for values in each industry. Investments categorized as Level 3 are included in Biotechnology and Wireless Telecommunication Services.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$2,027	—	—	$2,027
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$6,000	—	—	$6,000
Liabilities:
Collateral on securities loaned at value	—	$(14,919)	—	(14,919)
Total	$6,000	$(14,919)	—	$(8,919)

There were no transfers between levels during the year ended May 31, 2014.

See Notes to Financial Statements.

14	ANNUAL REPORT	MAY 31, 2014

Statements of Assets and Liabilities

May 31, 2014	BlackRock Disciplined Small Cap Core Fund	BlackRock Small Cap Growth Fund II

Assets
Investments at value — unaffiliated (including securities loaned at value of $13,814) (cost — $6,540,962)	$7,019,261	—
Investments at value — affiliated (cost — $119,231)	119,231	—
Investments at value — Master Portfolio (cost — $211,777,796)	—	$231,887,695
Cash pledged for financial futures contracts	6,000	—
Withdrawals receivable from the Master Portfolio	—	645,550
Securities lending income receivable — affiliated	98	—
Investments sold receivable	63,072	—
Capital shares sold receivable	—	203,446
Receivable from Manager	48,294	—
Dividends receivable	4,089	—
Prepaid expenses	21,570	24,801
Other assets	12,098	—

Total assets	7,293,713	232,761,492

Liabilities
Collateral on securities loaned at value	14,919	—
Variation margin payable on financial futures contracts	660	—
Investments purchased payable	86,221	—
Professional fees payable	53,657	25,647
Custodian fees payable	19,931	—
Capital shares redeemed payable	2,811	848,996
Officer’s and Trustees’ fees payable	1,898	16
Transfer agent fees payable	—	158,345
Service and distribution fees payable	247	67,922
Administration fees payable	2	38,668
Other affiliates payable	—	2,106
Other accrued expenses payable	18,396	26,102

Total liabilities	198,742	1,167,802

Net Assets	$7,094,971	$231,593,690

Net Assets Consist of
Paid-in capital	$6,132,632	$189,895,302
Undistributed (distributions in excess of) net investment income	(1,100)	11,930
Undistributed net realized gain	483,113	—
Undistributed net realized gain allocated from the Master Portfolio	—	21,576,559
Net unrealized appreciation/depreciation	480,326	—
Net unrealized appreciation/depreciation allocated from the Master Portfolio	—	20,109,899

Net Assets	$7,094,971	$231,593,690

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	15

Statements of Assets and Liabilities (concluded)

May 31, 2014	BlackRock Disciplined Small Cap Core Fund		BlackRock Small Cap Growth Fund II

Net Asset Value
Institutional
Net assets	$6,094,669		$74,961,830

Shares outstanding	516,604	[1]	5,124,616	[2]

Net asset value	$11.80		$14.63

Investor A
Net assets	$899,037		$80,144,118

Shares outstanding	76,347	[1]	5,753,466	[2]

Net asset value	$11.78		$13.93

Investor B
Net assets.	—		$1,217,197

Shares outstanding	—		103,192	[2]

Net asset value	—		$11.80

Investor C
Net assets	$101,265		$45,685,778

Shares outstanding	8,644	[1]	3,900,670	[2]

Net asset value	$11.71		$11.71

Class R
Net assets	—		$29,584,767

Shares outstanding	—		2,285,083	[2]

Net asset value	—		$12.95

[1]	Unlimited number of shares authorized, $0.001 par value.
[2]	100 million shares authorized, $0.0001 par value.

See Notes to Financial Statements.

16	ANNUAL REPORT	MAY 31, 2014

Statements of Operations

Year Ended May 31, 2014	BlackRock Disciplined Small Cap Core Fund	BlackRock Small Cap Growth Fund II

Investment Income
Dividends — unaffiliated	$77,831	—
Securities lending — affiliated — net	797	—
Dividends — affiliated	52	—
Other income — affiliated	20	—
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	—	$1,450,099
Securities lending — affiliated — net	—	251,983
Dividends — affiliated	—	2,043
Other income — affiliated	—	36,323
Foreign taxes withheld	—	(19)
Expenses	—	(1,882,885)
Fees waived	—	380,789

Total income	78,700	238,333

Expenses
Offering	114,175	—
Professional	110,484	73,975
Custodian	57,937	—
Investment advisory	27,453	—
Printing	17,455	44,842
Registration	14,207	69,127
Officer and Trustees	5,285	51
Administration	4,575	470,726
Administration — class specific	1,524	—
Service and distribution — class specific	1,348	840,726
Transfer agent — class specific	721	787,414
Miscellaneous	34,265	10,313

Total expenses	389,429	2,297,174
Less fees waived and/or reimbursed by Manager	(338,390)	—
Less administration fees waived	(4,575)	—
Less administration fees waived — class specific	(1,473)	—
Less transfer agent fees reimbursed — class specific	(593)	—

Total expenses after fees waived and/or reimbursed	44,398	2,297,174

Net investment income (loss)	34,302	(2,058,841)

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	716,135	—
Financial futures contracts	14,696	—
Investments and financial futures contracts allocated from the Master Portfolio	—	47,784,879

	730,831	47,784,879

Net change in unrealized appreciation/depreciation on:
Investments	349,194	—
Financial futures contracts	3,199	—
Investments and financial futures contracts allocated from the Master Portfolio	—	(1,607,784)

	352,393	(1,607,784)

Total realized and unrealized gain	1,083,224	46,177,095

Net Increase in Net Assets Resulting from Operations	$1,117,526	$44,118,254

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	17

Statements of Changes in Net Assets

	BlackRock Disciplined Small Cap Core Fund		BlackRock Small Cap Growth Fund II
			Year Ended May 31,
Increase (Decrease) in Net Assets:	Year Ended May 31, 2014	Period March 14, 2013[1] to May 31, 2013	2014	2013

Operations
Net investment income (loss)	$34,302	$9,909	$(2,058,841)	$(1,086,377)
Net realized gain	730,831	49,248	47,784,879	44,216,706
Net change in unrealized appreciation/depreciation	352,393	127,933	(1,607,784)	14,359,572

Net increase in net assets resulting from operations	1,117,526	187,090	44,118,254	57,489,901

Dividends and Distributions to Shareholders From[2]
Net investment income:
Institutional	(74,355)	—	—	—
Investor A	(1,244)	—	—	—
Investor C	(401)	—	—	—
Net realized gain:
Institutional	(275,293)	—	(15,959,070)	(7,407,847)
Investor A	(5,149)	—	(18,003,108)	(9,704,026)
Investor B	—	—	(505,040)	(570,485)
Investor C	(2,615)	—	(11,680,736)	(5,761,986)
Class R	—	—	(7,688,189)	(4,912,014)

Decrease in net assets resulting from dividends and distributions to shareholders	(359,057)	—	(53,836,143)	(28,356,358)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	1,114,412	5,035,000	25,396,774	(29,711,591)

Net Assets
Total increase (decrease) in net assets	1,872,881	5,222,090	15,678,885	(578,048)
Beginning of period	5,222,090	—	215,914,805	216,492,853

End of period	$7,094,971	$5,222,090	$231,593,690	$215,914,805

Undistributed (distributions in excess of) net investment income, end of period	$(1,100)	$12,412	$11,930	$7,396

[1]	Commencement of operations.

[2]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

18	ANNUAL REPORT	MAY 31, 2014

Financial Highlights	BlackRock Disciplined Small Cap Core Fund

	Institutional		Investor A		Investor C
	Year Ended May 31, 2014	Period March 14, 2013[1] to May 31, 2013	Year Ended May 31, 2014	Period March 14, 2013[1] to May 31, 2013	Year Ended May 31, 2014	Period March 14, 2013[1] to May 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$10.37	$10.00	$10.37	$10.00	$10.35	$10.00

Net investment income (loss)[2]	0.07	0.02	(0.01)	0.01	(0.06)	(0.00)[3]
Net realized and unrealized gain	2.06	0.35	2.10	0.36	2.05	0.35

Net increase from investment operations	2.13	0.37	2.09	0.37	1.99	0.35

Dividends and distributions from:[4]
Net investment income	(0.15)	—	(0.13)	—	(0.08)	—
Net realized gain	(0.55)	—	(0.55)	—	(0.55)	—

Total dividends and distributions	(0.70)	—	(0.68)	—	(0.63)	—

Net asset value, end of period	$11.80	$10.37	$11.78	$10.37	$11.71	$10.35

Total Investment Return[5]
Based on net asset value	20.85%	3.70%[6]	20.49%	3.70%[6]	19.53%	3.50%[6]

Ratios to Average Net Assets
Total expenses	6.26%	7.68%[7,8]	8.25%	8.16%[7,8]	7.86%	8.91%[7,8]

Total expenses after fees waived and/or reimbursed	0.71%[9]	0.70%[7]	0.95%	0.95%[7]	1.71%[9]	1.70%[7]

Net investment income (loss)	0.61%	0.93%[7]	(0.11)%	0.67%[7]	(0.53)%	(0.08)%[7]

Supplemental Data
Net assets, end of period (000)	$6,095	$5,181	$899	$21	$101	$21

Portfolio turnover	145%	67%	145%	67%	145%	67%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 8.75%, 9.23% and 9.98%, respectively.

[9]	Includes certain tax expenses. Excluding such tax expenses, total expenses after fees waived and/or reimbursed would have been 0.70% and 1.70% for Institutional and Investor C, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	19

Financial Highlights	BlackRock Small Cap Growth Fund II

	Institutional
	Year Ended May 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.20	$13.22	$15.67	$11.64	$9.27

Net investment loss[1]	(0.06)	(0.01)	(0.12)	(0.13)	(0.11)
Net realized and unrealized gain (loss)	3.00	3.72	(2.03)	4.16 [2]	2.48 [2]

Net increase (decrease) from investment operations	2.94	3.71	(2.15)	4.03	2.37

Distributions from net realized gain[3]	(3.51)	(1.73)	(0.30)	—	—

Net asset value, end of year	$14.63	$15.20	$13.22	$15.67	$11.64

Total Investment Return[4]
Based on net asset value	21.70%	30.95%	(13.97)%	34.62%[5]	25.57%[6]

Ratios to Average Net Assets[7]
Total expenses	1.14%[8]	1.26%[9]	1.29%[10]	1.24%[10]	1.31%

Net investment loss	(0.41)%	(0.04)%	(0.84)%	(0.99)%	(1.03)%

Supplemental Data
Net assets, end of year (000)	$74,962	$65,186	$58,673	$155,169	$106,530

Portfolio turnover of the Master Portfolio	152%	165%	143%	127%	114%

	Investor A
	Year Ended May 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.63	$12.81	$15.22	$11.34	$9.06

Net investment loss[1]	(0.13)	(0.05)	(0.14)	(0.16)	(0.14)
Net realized and unrealized gain (loss)	2.88	3.57	(1.97)	4.04 [2]	2.42 [2]

Net increase (decrease) from investment operations	2.75	3.52	(2.11)	3.88	2.28

Distributions from net realized gain[3]	(3.45)	(1.70)	(0.30)	—	—

Net asset value, end of year	$13.93	$14.63	$12.81	$15.22	$11.34

Total Investment Return[4]
Based on net asset value	21.08%	30.45%	(14.12)%	34.22%[5]	25.17%[6]

Ratios to Average Net Assets[7]
Total expenses	1.62%[8]	1.62%[11]	1.57%[10]	1.53%[10]	1.57%

Net investment loss	(0.88)%	(0.34)%	(1.11)%	(1.28)%	(1.29)%

Supplemental Data
Net assets, end of year (000)	$80,144	$73,799	$75,467	$219,005	$184,897

Portfolio turnover of the Master Portfolio	152%	165%	143%	127%	114%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[6]	Includes redemption fees received by the Fund, which had an impact of 0.01%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment loss.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.16%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

See Notes to Financial Statements.

20	ANNUAL REPORT	MAY 31, 2014

Financial Highlights (continued)	BlackRock Small Cap Growth Fund II

	Investor B
	Year Ended May 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.79	$11.43	$13.77	$10.38	$8.39

Net investment loss[1]	(0.19)	(0.17)	(0.27)	(0.28)	(0.25)
Net realized and unrealized gain (loss)	2.48	3.14	(1.77)	3.67 [2]	2.24 [2]

Net increase (decrease) from investment operations	2.29	2.97	(2.04)	3.39	1.99

Distributions from net realized gain[3]	(3.28)	(1.61)	(0.30)	—	—

Net asset value, end of year	$11.80	$12.79	$11.43	$13.77	$10.38

Total Investment Return[4]
Based on net asset value	20.29%	28.99%	(15.12)%	32.66%[5]	23.72%[6]

Ratios to Average Net Assets[7]
Total expenses	2.40%[8]	2.79%[9]	2.72%[10]	2.71%[10]	2.78%

Net investment loss	(1.53)%	(1.50)%	(2.30)%	(2.46)%	(2.50)%

Supplemental Data
Net assets, end of year (000)	$1,217	$2,350	$4,587	$8,363	$10,713

Portfolio turnover of the Master Portfolio	152%	165%	143%	127%	114%

	Investor C
	Year Ended May 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.79	$11.44	$13.76	$10.35	$8.35

Net investment loss[1]	(0.19)	(0.15)	(0.25)	(0.26)	(0.23)
Net realized and unrealized gain (loss)	2.47	3.15	(1.77)	3.67 [2]	2.23 [2]

Net increase (decrease) from investment operations	2.28	3.00	(2.02)	3.41	2.00

Distributions from net realized gain[3]	(3.36)	(1.65)	(0.30)	—	—

Net asset value, end of year	$11.71	$12.79	$11.44	$13.76	$10.35

Total Investment Return[4]
Based on net asset value	20.24%	29.31%	(14.98)%	32.95%[5]	23.95%[6]

Ratios to Average Net Assets[7]
Total expenses	2.30%[8]	2.52%[11]	2.52%[10]	2.48%[10]	2.59%

Net investment loss	(1.55)%	(1.29)%	(2.10)%	(2.24)%	(2.32)%

Supplemental Data
Net assets, end of year (000)	$45,686	$43,649	$40,529	$62,040	$60,833

Portfolio turnover of the Master Portfolio	152%	165%	143%	127%	114%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[6]	Includes redemption fees received by the Fund, which had an impact of 0.01%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment loss.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.16%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	21

Financial Highlights (concluded)	BlackRock Small Cap Growth Fund II

	Class R
	Year Ended May 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.80	$12.19	$14.55	$10.88	$8.72

Net investment loss[1]	(0.12)	(0.08)	(0.19)	(0.20)	(0.17)
Net realized and unrealized gain (loss)	2.70	3.38	(1.87)	3.87 [2]	2.33 [2]

Net increase (decrease) from investment operations	2.58	3.30	(2.06)	3.67	2.16

Distributions from net realized gain[3]	(3.43)	(1.69)	(0.30)	—	—

Net asset value, end of year	$12.95	$13.80	$12.19	$14.55	$10.88

Total Investment Return[4]
Based on net asset value	21.07%	30.05%	(14.43)%	33.73%[5]	24.77%[6]

Ratios to Average Net Assets[7]
Total expenses	1.67%[8]	1.89%[9]	1.91%[10]	1.90%[10]	1.96%

Net investment loss	(0.92)%	(0.60)%	(1.49)%	(1.65)%	(1.69)%

Supplemental Data
Net assets, end of year (000)	$29,585	$30,932	$37,237	$59,251	$52,704

Portfolio turnover of the Master Portfolio	152%	165%	143%	127%	114%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[6]	Includes redemption fees received by the Fund, which had an impact of 0.01%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment loss.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.16%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

22	ANNUAL REPORT	MAY 31, 2014

Notes to Financial Statements

1. Organization:

BlackRock Disciplined Small Cap Core Fund (“Disciplined Small Cap Core Fund”), a series of BlackRock FundsSM (the “Trust”), and BlackRock Small Cap Growth Fund II (“Small Cap Growth Fund II”), a series of BlackRock Series, Inc. (the “Corporation”) (collectively, the “Funds” or individually, a “Fund”), are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. Small Cap Growth Fund II seeks to achieve its investment objective by investing all of its assets in BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”) of BlackRock Master LLC (the “Master LLC”), an affiliate of Small Cap Growth Fund II, which has the same investment objective and strategies as Small Cap Growth Fund II. The value of Small Cap Growth Fund II’s investment in the Master Portfolio reflects Small Cap Growth Fund II’s proportionate interest in the net assets of the Master Portfolio. The performance of Small Cap Growth Fund II is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by Small Cap Growth Fund II at May 31, 2014 was 100%. As such, the financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Small Cap Growth Fund II’s financial statements.

Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Disciplined Small Cap Core Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for Disciplined Small Cap Core Fund for all financial instruments.

Small Cap Growth Fund II’s policy is to fair value its financial instruments at market value. Small Cap Growth Fund II records its investment in the Master Portfolio at fair value based on Small Cap Growth Fund II’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Disciplined Small Cap Core Fund’s equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

Disciplined Small Cap Core Fund values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Disciplined Small Cap Core Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”) for Disciplined Small Cap Core Fund. When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that Disciplined Small Cap Core Fund might reasonably expect to receive from the current sale

ANNUAL REPORT	MAY 31, 2014	23

Notes to Financial Statements (continued)

of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where Disciplined Small Cap Core Fund enters into certain investments (e.g., financial futures contracts) that would be “senior securities” for 1940 Act purposes, Disciplined Small Cap Core Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of Disciplined Small Cap Core Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, Disciplined Small Cap Core Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For Disciplined Small Cap Core Fund, for financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For Small Cap Growth Fund II, for financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. Small Cap Growth Fund II records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, Small Cap Growth Fund II accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Small Cap Growth Fund II’s U.S. federal tax returns remains open for each of the four years ended May 31, 2014. The statutes of limitations on Disciplined Small Cap Core Fund’s U.S. federal, state and local tax returns remain open for the year ended May 31, 2014 and the period ended May 31, 2013. The statutes of limitations on Small Cap

Growth Fund II’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations by Disciplined Small Cap Core Fund.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

Disciplined Small Cap Core Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: Disciplined Small Cap Core Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by Disciplined Small Cap Core Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of Disciplined Small Cap Core Fund and any additional required collateral is delivered to Disciplined Small Cap Core Fund on the next business day. During the term of the loan, Disciplined Small Cap Core Fund earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

24	ANNUAL REPORT	MAY 31, 2014

Notes to Financial Statements (continued)

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of May 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by Disciplined Small Cap Core Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, Disciplined Small Cap Core Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and Disciplined Small Cap Core Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of Disciplined Small Cap Core Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA as of May 31, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$13,814	$(13,814)	—

[1]

Collateral with a value of $14,919 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, Disciplined Small Cap Core Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent. Disciplined Small Cap Core Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

Disciplined Small Cap Core Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of Disciplined Small Cap Core Fund and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: Disciplined Small Cap Core Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Disciplined

Small Cap Core Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, Disciplined Small Cap Core Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, Disciplined Small Cap Core Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by Disciplined Small Cap Core Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, Disciplined Small Cap Core Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

The following is a summary of Disciplined Small Cap Core Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of May 31, 2014
	Derivative Assets
	Statements of Assets and Liabilities Location		Value
Equity contracts	Net unrealized appreciation/depreciation	[1]	$2,027

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended May 31, 2014
Net Realized Gain From
Equity contracts:
Financial futures contracts	$14,696

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$3,199

For the year ended May 31, 2014, the average quarterly balances of outstanding derivative financial instruments for Disciplined Small Cap Core Fund were as follows:

Financial futures contracts:
Average number of contracts purchased	1
Average notional value of contracts purchased	$111,673

ANNUAL REPORT	MAY 31, 2014	25

Notes to Financial Statements (continued)

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Disciplined Small Cap Core Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by Disciplined Small Cap Core Fund.

With exchange-traded futures, there is less counterparty credit risk to Disciplined Small Cap Core Fund since the exchange or clearinghouse, as counterparty to such instrument, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearing-house. While offset rights may exist under applicable law, Disciplined Small Cap Core Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to Disciplined Small Cap Core Fund.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of Disciplined Small Cap Core Fund, entered into an Investment Advisory Agreement with the Manager, Disciplined Small Cap Core Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of Disciplined Small Cap Core Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of Disciplined Small Cap Core Fund. For such services, Disciplined Small Cap Core Fund pays the Manager a monthly fee based on a percentage of Disciplined Small Cap Core Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.45%
$1 Billion - $3 Billion	0.42%
$3 Billion - $5 Billion	0.41%
$5 Billion - $10 Billion	0.39%
Greater than $10 Billion	0.38%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees Disciplined Small Cap Core Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with Disciplined Small Cap Core Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived and/or reimbursed by Manager in the Statements of Operations. For the year ended May 31, 2014, the amount waived was $92.

With respect to Disciplined Small Cap Core Fund, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by Disciplined Small Cap Core Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFA, with respect to the Fund, was terminated.

The Corporation, on behalf of Small Cap Growth Fund II, entered into an Administration Agreement with BlackRock Advisors, LLC (in such capacity, the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Growth Fund II pays the Administrator a monthly fee at an annual rate of 0.20% of the average daily value of Small Cap Growth Fund II’s net assets. Small Cap Growth Fund II does not pay an investment advisory fee or investment management fee.

Each Fund entered into a Distribution Agreement and a Distribution and Service Plan or Distribution Plans (referred to herein as the “Distribution Plan”) with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager/Administrator. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended May 31, 2014, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor B	Investor C	Class R	Total
Disciplined Small Cap Core Fund	$802	—	$546	—	$1,348
Small Cap Growth Fund II	$202,626	$17,795	$459,935	$160,370	$840,726

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting,

26	ANNUAL REPORT	MAY 31, 2014

Notes to Financial Statements (continued)

recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager/Administrator maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended May 31, 2014, the Funds reimbursed the Manager/Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor B	Investor C	Class R	Total
Disciplined Small Cap Core Fund	$32	$14	—	$25	—	$71
Small Cap Growth Fund II	$367	$1,086	$81	$653	$983	$3,170

For year ended May 31, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor B	Investor C	Class R	Total
Disciplined Small Cap Core Fund	$294	$313	—	$114	—	$721
Small Cap Growth Fund II	$161,723	$365,083	$8,532	$171,909	$80,167	$787,414

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for Disciplined Small Cap Core Fund. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of Disciplined Small Cap Core Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of Disciplined Small Cap Core Fund’s share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the year ended May 31, 2014, the following table shows the class specific administration fees borne directly by each class of Disciplined Small Cap Core Fund:

Institutional	Investor A	Investor C	Total
$1,430	$80	$14	$1,524

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for Disciplined Small Cap Core Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

With respect to Disciplined Small Cap Core Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of Disciplined Small Cap Core Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 0.70% for Institutional; 0.95% for Investor A and 1.70% for Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to October 1, 2015 unless approved by the Board, including a majority of the Independent Trustees.

These amounts waived or reimbursed are included in fees waived and/or reimbursed by Manager, and shown as administration fees waived, administration fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended May 31, 2014, the amount included in fees waived and/or reimbursed by Manager was $338,298 for Disciplined Small Cap Core Fund.

Class specific waivers and reimbursements are as follows for Disciplined Small Cap Core Fund:

	Institutional	Investor A	Investor C	Total
Administration Fees Waived	$1,379	$80	$14	$1,473
Transfer Agent Fees Reimbursed	$186	$298	$109	$593

If during Disciplined Small Cap Core Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) Disciplined Small Cap Core Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as Disciplined Small Cap Core Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

ANNUAL REPORT	MAY 31, 2014	27

Notes to Financial Statements (continued)

On May 31, 2014, Disciplined Small Cap Core Fund’s Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring May 31,
	2015	2016
Fund Level	$71,590	$342,873
Institutional	$252	$1,565
Investor A	$11	$378
Investor C	$11	$123

For the year ended May 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of Disciplined Small Cap Core Fund’s Investor A Shares of $198 and Small Cap Growth Fund II’s Investor A Shares of $8,032.

For the year ended May 31, 2014, affiliates received CDSCs in the amount of $158, $32 and $2,501 for Small Cap Growth Fund II’s Investor A, Investor B and Investor C Shares, respectively.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for Disciplined Small Cap Core Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. Disciplined Small Cap Core Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by Disciplined Small Cap Core Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Disciplined Small Cap Core Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to the securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, Disciplined Small Cap Core Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, Disciplined Small Cap Core Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year, securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, Disciplined Small Cap Core Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by Disciplined Small Cap Core Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended May 31, 2014, Disciplined Small Cap Core Fund paid BIM $315 for securities lending agent services.

Disciplined Small Cap Core Fund recorded payments from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

Certain officers and/or trustees/directors of the Trust/Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager/Administrator for a portion of the compensation paid to the Trust’s/Corporation’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2014, were $9,539,626 and $8,655,025, respectively, for Disciplined Small Cap Core Fund.

7. Income Tax Information:

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of May 31, 2014 attributable to the sale of stock of passive foreign investment companies, net operating losses, the reclassification of distributions, income recognized from partnerships and non-deductible expenses were reclassified to the following accounts:

	Disciplined Small Cap Core Fund	Small Cap Growth Fund II
Paid-in capital	$(14,277)	$(38)
Undistributed (distributions in excess of) net investment income	$28,186	$2,063,375
Undistributed net realized gain	$(13,909)	—
Undistributed net realized gain allocated from the Master Portfolio	—	$(2,063,337)

The tax character of distributions paid during the fiscal years ended May 31, 2014 and May 31, 2013 was as follows:

	Disciplined Small Cap Core Fund	Small Cap Growth Fund II
Ordinary income
5/31/14	$350,634	$18,694,651
5/31/13	—	$4,415,641
Long-term capital gains
5/31/14	8,423	35,141,492
5/31/13	—	23,940,717
Total
5/31/14	$359,057	$53,836,143

5/31/13	—	$28,356,358

28	ANNUAL REPORT	MAY 31, 2014

Notes to Financial Statements (continued)

As of May 31, 2014, the tax components of accumulated net earnings were as follows:

	Disciplined Small Cap Core Fund	Small Cap Growth Fund II
Undistributed ordinary income	$440,458	$11,168,357
Undistributed long-term capital gains	64,716	12,208,375
Net unrealized gains[1]	457,165	18,321,656

Total	$962,339	$41,698,388

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the timing and recognition of partnership income and the realization for tax purposes of unrealized gain on investments in passive foreign investment companies.

As of May 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes for Disciplined Small Cap Core Fund were as follows:

Tax cost	$6,681,327

Gross unrealized appreciation	$754,160
Gross unrealized depreciation	(296,995)

Net unrealized appreciation	$457,165

8. Bank Borrowings:

The Trust, on behalf of Disciplined Small Cap Core Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which Disciplined Small Cap Core Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including Disciplined Small Cap Core Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. Disciplined Small Cap Core Fund did not borrow under the credit agreement during the year ended May 31, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, Disciplined Small Cap Core Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by Disciplined Small Cap Core Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by Disciplined Small Cap Core Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, Disciplined Small Cap Core Fund may be exposed to counterparty credit risk, or the risk that an entity with which Disciplined Small Cap Core Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. Disciplined Small Cap Core Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose Disciplined Small Cap Core Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of Disciplined Small Cap Core Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by Disciplined Small Cap Core Fund.

As of May 31, 2014, Disciplined Small Cap Core Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on Disciplined Small Cap Core Fund and could affect the value, income and/or liquidity of positions in such securities.

ANNUAL REPORT	MAY 31, 2014	29

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended May 31, 2014		Period March 14, 2013[1] to May 31, 2013
Disciplined Small Cap Core Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	18,667	$218,938	499,521	$4,995,010
Shares issued in reinvestment of dividends and distributions	311	3,499	—	—
Shares redeemed	(1,894)	(23,046)	(1)	(10)

Net increase	17,084	$199,391	499,520	$4,995,000

Investor A
Shares sold	80,009	$907,645	2,001	$20,010
Shares issued in reinvestment of dividends and distributions	447	5,029	—	—
Shares redeemed	(6,109)	(71,358)	(1)	(10)

Net increase	74,347	$841,316	2,000	$20,000

Investor C
Shares sold	6,592	$73,119	2,001	$20,010
Shares issued in reinvestment of dividends and distributions	156	1,749
Shares redeemed	(104)	(1,163)	(1)	(10)

Net increase	6,644	$73,705	2,000	$20,000

Total Net Increase	98,075	$1,114,412	503,520	$5,035,000

[1]	Commencement of operations.

30	ANNUAL REPORT	MAY 31, 2014

Notes to Financial Statements (concluded)

	Year Ended May 31, 2014		Year Ended May 31, 2013
Small Cap Growth Fund II	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,426,953	$21,322,564	1,169,129	$16,244,000
Shares issued in reinvestment of distributions	1,061,970	14,965,230	539,089	6,911,438
Shares redeemed	(1,652,073)	(24,682,147)	(1,857,378)	(25,535,920)

Net increase (decrease)	836,850	$11,605,647	(149,160)	$(2,380,482)

Investor A
Shares sold and automatic conversion of shares	1,513,268	$21,501,182	1,536,013	$20,775,563
Shares issued in reinvestment of distributions	1,268,035	17,099,291	741,051	9,168,799
Shares redeemed	(2,071,749)	(29,406,267)	(3,125,461)	(42,072,326)

Net increase (decrease)	709,554	$9,194,206	(848,397)	$(12,127,964)

Investor B
Shares sold	25,505	$313,310	66,833	$780,876
Shares issued in reinvestment of distributions	40,034	461,097	48,683	530,289
Shares redeemed and automatic conversion of shares	(145,996)	(1,776,191)	(333,148)	(3,927,351)

Net decrease	(80,457)	$(1,001,784)	(217,632)	$(2,616,186)

Investor C
Shares sold	654,324	$7,904,289	403,695	$4,750,362
Shares issued in reinvestment of distributions	900,979	10,337,401	456,125	4,970,460
Shares redeemed	(1,067,161)	(12,844,888)	(989,830)	(11,624,587)

Net increase (decrease)	488,142	$5,396,802	(130,010)	$(1,903,765)

Class R
Shares sold	796,132	$10,621,900	665,976	$8,426,340
Shares issued in reinvestment of distributions	611,265	7,687,705	419,696	4,911,776
Shares redeemed	(1,363,036)	(18,107,702)	(1,900,842)	(24,021,310)

Net increase (decrease)	44,361	$201,903	(815,170)	$(10,683,194)

Total Net Increase (Decrease)	1,998,450	$25,396,774	(2,160,369)	$(29,711,591)

At May 31, 2014, 496,000 Institutional Shares, 2,500 Investor A Shares and 2,500 Investor C Shares of Disciplined Small Cap Core Fund were owned by affiliates.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	MAY 31, 2014	31

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Disciplined Small Cap Core Fund and Board of Trustees of BlackRock FundsSM and the Shareholders of BlackRock Small Cap Growth Fund II and Board of Directors of BlackRock Series, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Disciplined Small Cap Core Fund, including the schedule of investments, as of May 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. We have also audited the accompanying statement of assets and liabilities of BlackRock Small Cap Growth Fund II (collectively, with BlackRock Disciplined Small Cap Core Fund, the “Funds”), as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial position of BlackRock Disciplined Small Cap Core Fund and BlackRock Small Cap Growth Fund II as of May 31, 2014, and as to BlackRock Disciplined Small Cap Core Fund the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the periods presented, and as to BlackRock Small Cap Growth Fund II the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

July 25, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended May 31, 2014:

	Payable Date	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Qualified Short-Term Gains for Non-US Residents[2]
Disciplined Small Cap Core Fund	12/06/13	15.01%	15.20%	78.32%
Small Cap Growth Fund II	7/19/13	1.21%	1.03%	100.00%
	12/16/13	15.34%	15.28%	100.00%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemptions from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, Disciplined Small Cap Core Fund distributed long-term capital gains of $0.016351 per share to shareholders of record on December 4, 2013 and Small Cap Growth Fund II distributed long-term capital gains of $1.377829 per share and $0.87163 per share to shareholders of record on July 17, 2013 and December 12, 2013, respectively.

32	ANNUAL REPORT	MAY 31, 2014

Master Portfolio Information	BlackRock Master Small Cap Growth Portfolio

As of May 31, 2014

Ten Largest Holdings	Percent of Long-Term Investments

Aspen Technology, Inc.	2%
Manhattan Associates, Inc.	2
Align Technology, Inc.	2
Synaptics, Inc.	2
Spirit Airlines, Inc.	2
KapStone Paper and Packaging Corp.	2
Thoratec Corp.	2
Tower International, Inc.	2
Team Health Holdings, Inc.	2
Bonanza Creek Energy, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	24%
Health Care	21
Industrials	18
Consumer Discretionary	14
Energy	7
Financials	6
Materials	4
Consumer Staples	3
Telecommunication Services	2
Utilities	1

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	MAY 31, 2014	33

Schedule of Investments May 31, 2014	BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.2%
Ducommun, Inc. (a)	25,750	$653,793
Esterline Technologies Corp. (a)	7,094	790,626
Hexcel Corp. (a)	3,671	150,695
Spirit Aerosystems Holdings, Inc., Class A (a)	22,973	745,474
Taser International, Inc. (a)	41,022	544,362

		2,884,950
Airlines — 2.0%
American Airlines Group, Inc. (a)	3,493	140,279
Republic Airways Holdings, Inc. (a)	17,468	183,763
Spirit Airlines, Inc. (a)	73,311	4,330,481

		4,654,523
Auto Components — 2.6%
Drew Industries, Inc.	1,381	67,006
Gentherm, Inc. (a)	45,746	1,881,533
Lear Corp.	836	73,610
Standard Motor Products, Inc.	2,368	98,319
Stoneridge, Inc. (a)	21,152	203,271
Tenneco, Inc. (a)	2,092	133,365
Tower International, Inc. (a)	119,290	3,655,046

		6,112,150
Banks — 0.0%
Access National Corp.	1,546	23,128
CommunityOne Bancorp (a)	4,630	44,726
Pacific Premier Bancorp, Inc. (a)	2,380	33,606

		101,460
Biotechnology — 7.1%
ACADIA Pharmaceuticals, Inc. (a)	3,528	72,853
Achillion Pharmaceuticals, Inc. (a)	7,447	20,181
Acorda Therapeutics, Inc. (a)	24,849	817,035
Aegerion Pharmaceuticals, Inc. (a)	6,464	212,342
Akebia Therapeutics, Inc. (a)	1,226	29,792
Alnylam Pharmaceuticals, Inc. (a)	10,703	634,581
Ambit Biosciences Corp. (a)	13,918	96,173
ArQule, Inc. (a)	18,374	26,275
Auspex Pharmaceuticals, Inc. (a)	1,768	37,393
BIND Therapeutics, Inc. (a)	29,383	249,755
BioSpecifics Technologies Corp. (a)	16,966	457,743
BioTime, Inc. (a)(b)	25,688	74,238
Bluebird Bio, Inc. (a)	7,954	183,896
Celladon Corp. (a)	2,278	20,343
Cepheid, Inc. (a)	10,538	474,737
Chimerix, Inc. (a)	8,086	149,187
China Biologic Products, Inc. (a)	300	13,596
Concert Pharmaceuticals, Inc. (a)	9,251	81,779
Cytokinetics, Inc. (a)	50,863	253,806
Dicerna Pharmaceuticals, Inc. (a)	7,440	120,230
Dyax Corp. (a)	21,047	173,638
Dynavax Technologies Corp. (a)	228,068	328,418
Eagle Pharmaceuticals, Inc. (a)	1,570	18,605
Emergent Biosolutions, Inc. (a)	22,750	493,447
Enanta Pharmaceuticals, Inc. (a)	7,224	274,368
Enzon Pharmaceuticals, Inc.	153,792	138,628
Esperion Therapeutics, Inc. (a)	1,148	17,518
Foundation Medicine, Inc. (a)	9,527	226,076
Genocea Biosciences, Inc. (a)	1,285	24,364

Common Stocks	Shares	Value
Biotechnology (concluded)
GTx, Inc. (a)(b)	22,242	$36,922
Harvard Apparatus Regenerative Technology, Inc. (a)	21,561	166,020
Ignyta, Inc. (a)	797	5,898
Insys Therapeutics, Inc. (a)(b)	14,133	365,197
Intercept Pharmaceuticals, Inc. (a)	521	123,274
InterMune, Inc. (a)	16,560	656,107
Intrexon Corp. (a)	4,486	94,610
Ironwood Pharmaceuticals, Inc. (a)	5,535	79,261
Isis Pharmaceuticals, Inc. (a)	45,615	1,332,870
Kindred Biosciences, Inc. (a)	1,488	25,147
Ligand Pharmaceuticals, Inc. (a)	8,658	577,575
MacroGenics, Inc. (a)	7,520	140,323
Momenta Pharmaceuticals, Inc. (a)	47,276	585,750
Myriad Genetics, Inc. (a)(b)	12,474	413,638
Neurocrine Biosciences, Inc. (a)	3,743	51,990
NPS Pharmaceuticals, Inc. (a)	30,903	962,010
OncoGenex Pharmaceutical, Inc. (a)	47,282	179,199
OncoMed Pharmaceuticals, Inc. (a)(b)	613	13,854
Opko Health, Inc. (a)(b)	13,217	113,931
OvaScience, Inc. (a)	3,210	23,273
PDL BioPharma, Inc.	72,621	680,459
Peregrine Pharmaceuticals, Inc. (a)(b)	120,427	222,790
Portola Pharmaceuticals, Inc. (a)	13,403	297,010
Prothena Corp. PLC (a)	1,066	22,194
Puma Biotechnology, Inc. (a)	3,460	264,448
Receptos, Inc. (a)	1,947	57,943
Regado Biosciences, Inc. (a)	5,169	32,410
Regulus Therapeutics, Inc. (a)	47,024	316,471
Repligen Corp. (a)	20,637	397,056
Rigel Pharmaceuticals, Inc. (a)	99,880	328,605
Sangamo Biosciences, Inc. (a)	7,078	93,005
Sarepta Therapeutics, Inc. (a)	14,112	475,292
Stemline Therapeutics, Inc. (a)	3,853	58,527
Sunesis Pharmaceuticals, Inc. (a)	57,547	294,641
Synageva BioPharma Corp. (a)	1,480	120,102
TetraLogic Pharmaceuticals Corp. (a)	672	3,011
Tetraphase Pharmaceuticals, Inc. (a)	20,047	211,295
Threshold Pharmaceuticals, Inc. (a)	75,213	290,322
Trevena, Inc. (a)	17,459	76,645
Ultragenyx Pharmaceutical, Inc. (a)	7,567	284,216
United Therapeutics Corp. (a)	1,552	148,588
Vanda Pharmaceuticals, Inc. (a)	120	1,235
Verastem, Inc. (a)	10,110	93,821
Xencor, Inc. (a)	1,803	15,866

		16,453,798
Building Products — 1.3%
Continental Building Products, Inc. (a)	923	14,297
PGT, Inc. (a)	307,437	2,647,033
Ply Gem Holdings, Inc. (a)	23,563	277,101

		2,938,431
Capital Markets — 1.2%
GAMCO Investors, Inc., Class A	216	16,438
HFF, Inc., Class A	70,782	2,287,674
Marcus & Millichap, Inc. (a)	8,058	163,980

Portfolio Abbreviations

ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

34	ANNUAL REPORT	MAY 31, 2014

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Capital Markets (concluded)
Westwood Holdings Group, Inc.	5,716	$335,872

		2,803,964
Chemicals — 1.2%
Chemtura Corp. (a)	3,001	74,965
FutureFuel Corp.	2,565	44,067
Innophos Holdings, Inc.	428	22,470
KMG Chemicals, Inc.	3,200	51,520
Landec Corp. (a)	9,245	111,032
OM Group, Inc.	30,960	953,568
OMNOVA Solutions, Inc. (a)	7,732	73,145
PolyOne Corp.	36,273	1,455,635

		2,786,402
Commercial Services & Supplies — 0.7%
Performant Financial Corp. (a)	58,667	556,750
Steelcase, Inc., Class A	45,896	752,235
Viad Corp.	10,231	234,699

		1,543,684
Communications Equipment — 2.4%
ARRIS Group, Inc. (a)	13,945	461,719
Aruba Networks, Inc. (a)	89,642	1,659,722
Aviat Networks, Inc. (a)	45,693	48,435
Calix, Inc. (a)	54,823	447,356
EchoStar Corp., Class A (a)	1,009	51,530
Extreme Networks, Inc. (a)	255,910	1,018,522
Sonus Networks, Inc. (a)	160,319	588,371
Ubiquiti Networks, Inc. (a)	39,399	1,377,389

		5,653,044
Construction & Engineering — 0.3%
Comfort Systems USA, Inc.	13,913	229,565
MasTec, Inc. (a)	11,594	417,384

		646,949
Consumer Finance — 0.2%
JGWPT Holdings, Inc., Class A (a)	41,168	438,851
Regional Management Corp. (a)	2,940	42,307

		481,158
Containers & Packaging — 1.1%
Berry Plastics Group, Inc. (a)	17,078	403,212
Graphic Packaging Holding Co. (a)	201,075	2,209,814

		2,613,026
Diversified Consumer Services — 1.8%
Collectors Universe, Inc.	12,087	249,959
LifeLock, Inc. (a)	117,203	1,315,018
National American University Holdings, Inc.	2,699	9,177
Sotheby’s	41,219	1,627,326
Steiner Leisure Ltd. (a)	23,846	958,132

		4,159,612
Diversified Financial Services — 0.0%
Marlin Business Services Corp.	2,156	44,909
Diversified Telecommunication Services — 1.5%
Cbeyond, Inc. (a)	391	3,859
HC2 Holdings, Inc.	5,585	22,619
IDT Corp., Class B	12,846	212,987
Inteliquent, Inc.	83,648	1,253,047
magicJack VocalTec Ltd. (a)(b)	35,995	524,447
Premiere Global Services, Inc. (a)	55,624	723,668
Vonage Holdings Corp. (a)	168,064	638,643

		3,379,270

Common Stocks	Shares	Value
Electrical Equipment — 2.0%
EnerSys, Inc.	45,505	$3,141,665
Enphase Energy, Inc. (a)	1,883	15,911
General Cable Corp.	55,850	1,424,175
Lihua International, Inc. (a)	24,210	—

		4,581,751
Electronic Equipment, Instruments & Components — 2.3%
Anixter International, Inc.	2,477	255,131
Benchmark Electronics, Inc. (a)	11,660	270,395
Coherent, Inc. (a)	2,328	139,633
Electro Scientific Industries, Inc.	13,999	102,053
Fabrinet (a)	12,806	243,570
Knowles Corp. (a)	22,942	647,194
Littelfuse, Inc.	1,506	132,016
Newport Corp. (a)	87,830	1,627,490
OSI Systems, Inc. (a)	2,615	148,924
Radisys Corp. (a)	29,095	94,850
RealD, Inc. (a)	134,231	1,596,007
Zebra Technologies Corp., Class A (a)	604	44,877

		5,302,140
Energy Equipment & Services — 1.1%
CHC Group Ltd. (a)	87,669	616,313
Glori Energy, Inc. (a)	5,711	53,112
Helix Energy Solutions Group, Inc. (a)	21,757	508,679
Hercules Offshore, Inc. (a)	13,074	59,356
ION Geophysical Corp. (a)	149,683	624,178
Matrix Service Co. (a)	13,754	449,068
North Atlantic Drilling Ltd.	26,477	277,744
Parker Drilling Co. (a)	9,474	61,297

		2,649,747
Food & Staples Retailing — 0.7%
Natural Grocers by Vitamin Cottage, Inc. (a)	1	21
The Pantry, Inc. (a)	37,748	637,564
Rite Aid Corp. (a)	115,236	963,373

		1,600,958
Food Products — 2.0%
Farmer Bros Co. (a)	3,964	78,566
Omega Protein Corp. (a)	17,404	250,444
Pilgrim’s Pride Corp. (a)	124,172	3,158,936
Sanderson Farms, Inc.	4,606	426,101
Seaboard Corp. (a)	255	687,187
The WhiteWave Foods Co., Class A (a)	2,322	73,120

		4,674,354
Health Care Equipment & Supplies — 5.1%
Align Technology, Inc. (a)	84,132	4,594,448
Anika Therapeutics, Inc. (a)	5,456	255,504
CONMED Corp.	2,028	91,057
Cutera, Inc. (a)	4,354	42,974
DexCom, Inc. (a)	5,142	173,594
Exactech, Inc. (a)	3,097	72,129
Greatbatch, Inc. (a)	2,810	131,255
Haemonetics Corp. (a)	3,680	125,341
ICU Medical, Inc. (a)	18,976	1,139,888
Inogen, Inc. (a)	1,581	26,529
Medical Action Industries, Inc. (a)	56,090	387,021
Natus Medical, Inc. (a)	8,222	202,672
SurModics, Inc. (a)	26,458	566,466
Thoratec Corp. (a)	121,341	4,018,814
Utah Medical Products, Inc.	1,136	62,264
Veracyte, Inc. (a)	2,142	32,601

		11,922,557

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	35

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Providers & Services — 4.9%
Alliance HealthCare Services, Inc. (a)	1,962	$58,703
AMN Healthcare Services, Inc. (a)	60,264	674,957
BioTelemetry, Inc. (a)	19,473	142,932
Centene Corp. (a)	38,535	2,871,628
Corvel Corp. (a)	23,504	1,109,859
Cross Country Healthcare, Inc. (a)	26,817	154,734
Five Star Quality Care, Inc. (a)	42,656	225,224
Hanger, Inc. (a)	7,269	220,832
Surgical Care Affiliates, Inc. (a)	609	17,588
Team Health Holdings, Inc. (a)	69,910	3,549,331
VCA Antech, Inc. (a)	70,157	2,360,783

		11,386,571
Health Care Technology — 0.9%
MedAssets, Inc. (a)	30,576	716,090
Merge Healthcare, Inc. (a)	31,412	69,420
Omnicell, Inc. (a)	45,896	1,217,621
Vocera Communications, Inc. (a)	1,746	22,558

		2,025,689
Hotels, Restaurants & Leisure — 3.0%
Bravo Brio Restaurant Group, Inc. (a)	2,371	37,462
Caesars Acquisition Co., Class A (a)	16,666	200,825
Diamond Resorts International, Inc. (a)	102,057	1,963,577
Einstein Noah Restaurant Group, Inc.	21,985	338,789
Hyatt Hotels Corp., Class A (a)	11,566	707,377
Interval Leisure Group, Inc.	11,242	230,349
Intrawest Resorts Holdings, Inc. (a)	7,201	82,163
Jack in the Box, Inc.	54,334	3,136,702
Monarch Casino & Resort, Inc. (a)	1,882	30,808
Red Lion Hotels Corp. (a)	7,934	46,335
Ruth’s Hospitality Group, Inc.	13,449	164,750
Speedway Motorsports, Inc.	1	18

		6,939,155
Household Durables — 0.2%
Cavco Industries, Inc. (a)	2,914	223,708
Zagg, Inc. (a)	46,465	210,951

		434,659
Insurance — 0.8%
Fidelity & Guaranty Life	5,744	122,922
Fortegra Financial Corp. (a)	8,347	59,681
Greenlight Capital Re Ltd. (a)	5,586	177,020
Hallmark Financial Services, Inc. (a)	26,823	262,597
MBIA, Inc. (a)	6,552	77,052
Third Point Reinsurance Ltd. (a)	66,768	1,018,212
Universal Insurance Holdings, Inc.	6,313	78,849

		1,796,333
Internet & Catalog Retail — 0.9%
1-800-Flowers.com, Inc., Class A (a)	46,969	262,087
HSN, Inc.	22,727	1,264,076
Orbitz Worldwide, Inc. (a)	68,070	505,760
Shutterfly, Inc. (a)	1,615	66,441

		2,098,364
Internet Software & Services — 5.0%
Blucora, Inc. (a)	88,161	1,672,414
Borderfree, Inc. (a)	3,689	55,040
Care.com, Inc. (a)	1,000	10,740
Chegg, Inc. (a)(b)	21,791	121,376
Constant Contact, Inc. (a)	10,790	318,737
Cornerstone OnDemand, Inc. (a)	8,915	358,294
CoStar Group, Inc. (a)	419	66,432
Gogo, Inc. (a)(b)	70,459	1,274,603
j2 Global, Inc.	2,741	129,814

Common Stocks	Shares	Value
Internet Software & Services (concluded)
Limelight Networks, Inc. (a)	74,870	$163,217
LogMeIn, Inc. (a)	9,556	406,799
Marin Software, Inc. (a)	4,437	44,370
Monster Worldwide, Inc. (a)	15	85
Move, Inc. (a)	49,976	653,686
NIC, Inc.	113,500	1,880,695
Perficient, Inc. (a)	2,174	38,349
Q2 Holdings, Inc. (a)	1,847	24,288
Spark Networks, Inc. (a)(b)	49,910	228,089
Stamps.com, Inc. (a)	3,789	122,460
support.com, Inc. (a)	63,038	144,987
Synacor, Inc. (a)	9,528	21,629
Travelzoo, Inc. (a)	32,777	630,957
Tremor Video, Inc. (a)(b)	11,168	45,789
Web.com Group, Inc. (a)	81,355	2,801,866
Yelp, Inc. (a)	5,757	380,826
YuMe, Inc. (a)(b)	12,683	66,586

		11,662,128
IT Services — 2.1%
Cardtronics, Inc. (a)	5,299	153,565
Global Cash Access Holdings, Inc. (a)	153,287	1,364,254
The Hackett Group, Inc.	3,486	21,265
Planet Payment, Inc. (a)	16,202	45,690
Syntel, Inc. (a)	41,206	3,333,565

		4,918,339
Life Sciences Tools & Services — 0.2%
Furiex Pharmaceuticals, Inc. (a)	1,947	201,242
Harvard Bioscience, Inc. (a)	34,269	141,188

		342,430
Machinery — 3.9%
Allison Transmission Holdings, Inc.	2,791	86,437
Blount International, Inc. (a)	9,362	114,029
Federal Signal Corp.	24,114	330,844
Global Brass & Copper Holdings, Inc.	74,507	1,201,053
The Greenbrier Cos., Inc. (a)	50,924	2,826,282
Hyster-Yale Materials Handling, Inc.	13,316	1,119,609
John Bean Technologies Corp.	28,699	820,791
Luxfer Holdings PLC — ADR	129,101	2,429,681
Xerium Technologies, Inc. (a)	2,502	34,478

		8,963,204
Marine — 1.1%
Matson, Inc.	94,902	2,331,742
Scorpio Bulkers, Inc. (a)	27,288	250,777

		2,582,519
Media — 1.2%
AMC Entertainment Holdings, Inc., Class A	12,739	288,793
Crown Media Holdings, Inc., Class A (a)	39,577	141,290
CTC Media, Inc.	186,293	1,894,600
Global Sources Ltd. (a)	1,873	15,171
National CineMedia, Inc.	4,550	71,299
ReachLocal, Inc. (a)	20,269	121,614
Salem Communications Corp., Class A	6,278	53,614
SFX Entertainment, Inc. (a)(b)	24,385	178,498

		2,764,879
Metals & Mining — 0.2%
Materion Corp.	3,335	113,690
U.S. Silica Holdings, Inc.	5,201	263,015

		376,705
Oil, Gas & Consumable Fuels — 5.3%
Apco Oil and Gas International, Inc. (a)	1,222	17,181

See Notes to Financial Statements.

36	ANNUAL REPORT	MAY 31, 2014

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Bonanza Creek Energy, Inc. (a)	63,062	$3,381,384
Callon Petroleum Co. (a)	16,861	177,884
Carrizo Oil & Gas, Inc. (a)	4,131	237,367
Energy XXI (Bermuda) Ltd. (a)	1,273	27,306
EPL Oil & Gas, Inc. (a)	2,642	100,158
Hallador Energy Co.	4,461	42,201
Kodiak Oil & Gas Corp. (a)	65,898	838,882
L&L Energy, Inc. (a)	13,671	4,922
LinnCo LLC	10,716	298,119
PetroQuest Energy, Inc. (a)	12,683	77,620
Renewable Energy Group, Inc. (a)	2,006	19,839
REX American Resources Corp. (a)	3,228	224,378
RSP Permian, Inc. (a)	49,234	1,329,318
SemGroup Corp., Class A	4,435	301,314
SM Energy Co.	3,067	232,509
Targa Resources Corp.	10,531	1,210,644
VAALCO Energy, Inc. (a)	37,487	243,665
Warren Resources, Inc. (a)	128,405	588,095
Western Refining, Inc.	70,398	2,887,726

		12,240,512
Paper & Forest Products — 1.8%
Boise Cascade Co. (a)	4,564	119,394
KapStone Paper and Packaging Corp. (a)	139,366	4,048,582

		4,167,976
Personal Products — 0.3%
USANA Health Sciences, Inc. (a)	10,156	730,318
Pharmaceuticals — 2.4%
Achaogen, Inc. (a)	1,662	23,318
Aerie Pharmaceuticals, Inc. (a)	6,445	100,993
Cempra, Inc. (a)	3,266	30,896
Egalet Corp. (a)	2,111	27,950
Horizon Pharma, Inc. (a)	2,250	31,927
Lannett Co., Inc. (a)	51,180	2,138,300
Prestige Brands Holdings, Inc. (a)	39,198	1,340,572
Questcor Pharmaceuticals, Inc.	11,323	1,020,542
Revance Therapeutics, Inc. (a)	13,363	420,801
Sciclone Pharmaceuticals, Inc. (a)	84,400	424,532

		5,559,831
Professional Services — 2.7%
The Dolan Co. (a)	8,825	794
Kforce, Inc.	134,417	2,961,206
Mistras Group, Inc. (a)	7,846	178,575
RPX Corp. (a)	139,866	2,272,823
TriNet Group, Inc. (a)	32,940	826,794

		6,240,192
Real Estate Investment Trusts (REITs) — 2.0%
Chesapeake Lodging Trust	2,012	58,690
DuPont Fabros Technology, Inc. (b)	72,613	1,856,714
The Geo Group, Inc.	7,675	261,027
Investors Real Estate Trust	7,798	69,246
MFA Financial, Inc.	22,870	188,220
PS Business Parks, Inc.	25,340	2,133,375

		4,567,272
Real Estate Management & Development — 0.4%
Forestar Group, Inc. (a)	45,257	788,377
Tejon Ranch Co. (a)	2,976	90,619

		878,996
Road & Rail — 0.7%
Swift Transportation Co. (a)	61,991	1,534,897

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 4.7%
Advanced Energy Industries, Inc. (a)	45,217	$884,897
Alpha & Omega Semiconductor Ltd. (a)	11,918	98,204
Ambarella, Inc. (a)	1,564	40,570
Inphi Corp. (a)	55,274	832,426
Intermolecular, Inc. (a)	79,791	194,690
Lattice Semiconductor Corp. (a)	14,767	116,807
Microsemi Corp. (a)	132,562	3,225,233
MKS Instruments, Inc.	1,401	40,419
Pericom Semiconductor Corp. (a)	8,903	79,504
Silicon Image, Inc. (a)	156,707	819,578
Synaptics, Inc. (a)	67,427	4,590,430
Ultra Clean Holdings (a)	9,638	79,803

		11,002,561
Software — 6.3%
Aspen Technology, Inc. (a)	114,679	4,930,050
AVG Technologies NV (a)	90,232	1,746,891
Manhattan Associates, Inc. (a)	142,951	4,640,189
Progress Software Corp. (a)	47,469	1,031,027
PROS Holdings, Inc. (a)	48,397	1,113,131
PTC, Inc. (a)	2,429	89,387
QAD, Inc., Class A	11,098	249,594
The Ultimate Software Group, Inc. (a)	4,355	553,651
Verint Systems, Inc. (a)	7,120	329,870
Viggle, Inc. (a)	3,779	10,638

		14,694,428
Specialty Retail — 2.2%
Aaron’s, Inc. (a)	34,516	1,133,505
ANN, Inc. (a)	2,863	111,285
Big 5 Sporting Goods Corp.	45,343	526,432
Brown Shoe Co., Inc.	8,953	252,027
Express, Inc. (a)	10,088	127,210
Foot Locker, Inc.	3,309	159,428
Haverty Furniture Cos, Inc.	27,656	692,230
Kirkland’s, Inc. (a)	20,055	355,976
Murphy USA, Inc. (a)	533	27,119
Outerwall, Inc. (a)	7,147	505,507
Penske Automotive Group, Inc.	3,371	156,819
Sears Hometown and Outlet Stores, Inc. (a)	39,451	869,106
Sportsman’s Warehouse Holdings, Inc. (a)	1,372	12,664
Vitamin Shoppe, Inc. (a)	1,278	54,928
The Wet Seal, Inc., Class A (a)(b)	156,096	131,121

		5,115,357
Technology Hardware, Storage & Peripherals — 0.3%
Immersion Corp. (a)	54,212	586,032
Quantum Corp. (a)	109,304	124,607

		710,639
Textiles, Apparel & Luxury Goods — 2.1%
Culp, Inc.	8,414	155,154
Iconix Brand Group, Inc. (a)	29,814	1,250,399
Movado Group, Inc.	62,057	2,376,162
Skechers U.S.A., Inc., Class A (a)	21,399	952,255
Vince Holding Corp. (a)	5,197	144,425

		4,878,395
Thrifts & Mortgage Finance — 0.8%
EverBank Financial Corp.	12,250	233,363
Heritage Financial Group, Inc.	4,597	84,125
HomeStreet, Inc.	68,795	1,232,806
MGIC Investment Corp. (a)	23,681	200,815
NMI Holdings, Inc., Class A (a)	5,307	58,059

		1,809,168

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	37

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Trading Companies & Distributors — 2.3%
Air Lease Corp.	3,998	$164,957
MRC Global, Inc. (a)	54,245	1,561,714
Stock Building Supply Holdings, Inc. (a)	2,310	44,213
United Rentals, Inc. (a)	3,183	321,642
Watsco, Inc.	31,017	3,121,241
Willis Lease Finance Corp. (a)	3,171	58,283

		5,272,050
Water Utilities — 0.6%
American States Water Co.	44,932	1,360,541
Wireless Telecommunication Services — 0.0%
Leap Wireless International, Inc. (a)	3,374	8,502
Total Common Stocks — 97.1%		225,051,447

Preferred Stocks
Consumer Finance — 0.1%
LendingClub Corp. (Acquired 4/15/14, cost $338,865) (a)(c)	16,658	338,865
Software — 0.5%
Apigee Corp., Series H (Acquired 4/15/14, cost $89,907) (a)(c)	30,896	89,907
MongoDB:
Series C (Acquired 12/19/13, cost $379,504) (a)(c)	15,128	379,562
Series D (Acquired 12/19/13, cost $118,056) (a)(c)	4,706	118,074
Series E (Acquired 12/19/13, cost $4,168) (a)(c)	166	4,165
Palantir Technologies, Inc. (Acquired 2/06/14, cost $500,000) (a)(c)	81,566	500,000
Total Preferred Stocks — 0.6%		1,430,573

Warrants (d)	Shares	Value
Pharmaceuticals — 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price $17.70)	222,516	—
Real Estate Management & Development — 0.0%
Tejon Ranch Co. (Issued/Exercisable 8/07/13, 1 Share for 1 Warrant, Expires 8/31/16, Strike Price $40)	547	$1,521
Total Warrants — 0.0%		1,521
Total Long-Term Investments (Cost — $206,509,763) — 97.7%		226,483,541

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)	5,280,302	5,280,302

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.18% (e)(f)(g)	$3,271	3,271,075
Total Short-Term Securities (Cost — $8,551,377) — 3.7%		8,551,377
Total Investments (Cost — $215,061,140*) — 101.4%		235,034,918
Liabilities in Excess of Other Assets — (1.4)%		(3,147,223)

Net Assets — 100.0%		$231,887,695

Notes to Schedule of Investments

*	As of May 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$216,713,262

Gross unrealized appreciation	$29,225,641
Gross unrealized depreciation	(10,903,985)

Net unrealized appreciation	$18,321,656

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date, the Master Portfolio held 0.6% of its net assets, with a current value of $1,430,573 and an original cost of $1,430,500 in this security.

(d)	Warrants entitle the Master Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

See Notes to Financial Statements.

38	ANNUAL REPORT	MAY 31, 2014

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

(e)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended May 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at May 31, 2013	Net Activity	Shares/Beneficial Interest Held at May 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,189,995	2,090,307	5,280,302	$2,043
BlackRock Liquidity Series, LLC, Money Market Series	$15,812,414	$(12,541,339)	$3,271,075	$251,983

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Master Portfolio may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of May 31, 2014 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
54	E-Mini Russell 2000 Futures	Intercontinental Exchange	June 2014	$6,119,280	$136,121

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments or derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$2,884,950	—	—	$2,884,950
Airlines	4,654,523	—	—	4,654,523
Auto Components	6,112,150	—	—	6,112,150
Banks	101,460	—	—	101,460
Biotechnology	16,453,798	—	—	16,453,798
Building Products	2,938,431	—	—	2,938,431
Capital Markets	2,803,964	—	—	2,803,964
Chemicals	2,786,402	—	—	2,786,402
Commercial Services & Supplies	1,543,684	—	—	1,543,684
Communications Equipment	5,653,044	—	—	5,653,044
Construction & Engineering	646,949	—	—	646,949

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	39

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2014: (concluded)

	Level 1	Level 2	Level 3
Consumer Finance	$481,158	—	—	$481,158
Containers & Packaging	2,613,026	—	—	2,613,026
Diversified Consumer Services	4,159,612	—	—	4,159,612
Diversified Financial Services	44,909	—	—	44,909
Diversified Telecommunication Services	3,379,270	—	—	3,379,270
Electrical Equipment	4,581,751	—	—	4,581,751
Electronic Equipment, Instruments & Components	5,302,140	—	—	5,302,140
Energy Equipment & Services	2,649,747	—	—	2,649,747
Food & Staples Retailing	1,600,958	—	—	1,600,958
Food Products	4,674,354	—	—	4,674,354
Health Care Equipment & Supplies	11,922,557	—	—	11,922,557
Health Care Providers & Services	11,386,571	—	—	11,386,571
Health Care Technology	2,025,689	—	—	2,025,689
Hotels, Restaurants & Leisure	6,939,155	—	—	6,939,155
Household Durables	434,659	—	—	434,659
Insurance	1,796,333	—	—	1,796,333
Internet & Catalog Retail	2,098,364	—	—	2,098,364
Internet Software & Services	11,662,128	—	—	11,662,128
IT Services	4,918,339	—	—	4,918,339
Life Sciences Tools & Services	342,430	—	—	342,430
Machinery	8,963,204	—	—	8,963,204
Marine	2,582,519	—	—	2,582,519
Media	2,764,879	—	—	2,764,879
Metals & Mining	376,705	—	—	376,705
Oil, Gas & Consumable Fuels	12,240,512	—	—	12,240,512
Paper & Forest Products	4,167,976	—	—	4,167,976
Personal Products	730,318	—	—	730,318
Pharmaceuticals	5,559,831	—	—	5,559,831
Professional Services	6,240,192	—	—	6,240,192
Real Estate Investment Trusts (REITs)	4,567,272	—	—	4,567,272
Real Estate Management & Development	878,996	—	—	878,996
Road & Rail	1,534,897	—	—	1,534,897
Semiconductors & Semiconductor Equipment	11,002,561	—	—	11,002,561
Software	14,683,790	—	$10,638	14,694,428
Specialty Retail	5,115,357	—	—	5,115,357
Technology Hardware, Storage & Peripherals	710,639	—	—	710,639
Textiles, Apparel & Luxury Goods	4,878,395	—	—	4,878,395
Thrifts & Mortgage Finance	1,809,168	—	—	1,809,168
Trading Companies & Distributors	5,272,050	—	—	5,272,050
Water Utilities	1,360,541	—	—	1,360,541
Wireless Telecommunication Services	—	—	8,502	8,502
Preferred Stocks:
Consumer Finance	—	—	338,865	338,865
Software	—	—	1,091,708	1,091,708
Warrants	1,521	—	—	1,521
Short-Term Securities	5,280,302	$3,271,075	—	8,551,377
Total	$230,314,130	$3,271,075	$1,449,713	$235,034,918

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$136,121	—	—	$136,121
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

40	ANNUAL REPORT	MAY 31, 2014

Schedule of Investments (concluded)	BlackRock Master Small Cap Growth Portfolio

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$44,187	—	—	$44,187
Cash pledged for financial futures contracts	282,000	—	—	282,000
Liabilities:
Collateral on securities loaned at value	—	$(3,271,075)	—	(3,271,075)
Total	$326,187	$(3,271,075)	—	$(2,944,888)

There were no transfers between levels during the year ended May 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	41

Statement of Assets and Liabilities	BlackRock Master Small Cap Growth Portfolio

May 31, 2014

Assets
Investments at value — unaffiliated (including securities loaned at value of $3,067,414) (cost — $206,509,763)	$226,483,541
Investments at value — affiliated (cost — $8,551,377)	8,551,377
Cash	44,187
Cash pledged for financial futures contracts	282,000
Investments sold receivable	3,105,623
Dividends receivable — unaffiliated	76,191
Dividends receivable — affiliated	121
Securities lending income receivable — affiliated	14,183
Prepaid expenses	1,789

Total assets	238,559,012

Liabilities
Collateral on securities loaned at value	3,271,075
Variation margin payable on financial futures contracts	35,363
Investments purchased payable	2,534,156
Withdrawals payable to investors	645,550
Investment advisory fees payable	104,252
Directors’ fees payable	3,194
Other affiliates payable	1,068
Other accrued expenses payable	76,659

Total liabilities	6,671,317

Net Assets	$231,887,695

Net Assets Consist of
Investors’ capital	$211,777,796
Net unrealized appreciation/depreciation	20,109,899

Net Assets	$231,887,695

See Notes to Financial Statements.

42	ANNUAL REPORT	MAY 31, 2014

Statement of Operations	BlackRock Master Small Cap Growth Portfolio

Year Ended May 31, 2014

Investment Income
Dividends — unaffiliated	$1,450,099
Securities lending — affiliated — net	251,983
Dividends — affiliated	2,043
Other income — affiliated	36,323
Foreign taxes withheld	(19)

Total income	1,740,429

Expenses
Investment advisory	1,649,128
Custodian	82,910
Accounting services	61,272
Professional	47,866
Directors	11,860
Printing	7,480
Miscellaneous	22,369

Total expenses	1,882,885
Less fees waived by Manager	(380,789)

Total expenses after fees waived	1,502,096

Net investment income	238,333

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	47,203,716
Financial futures contracts	581,163

47,784,879

Net change in unrealized appreciation/depreciation on:
Investments	(1,757,905)
Financial futures contracts	150,121

(1,607,784)

Total realized and unrealized gain	46,177,095

Net Increase in Net Assets Resulting from Operations	$46,415,428

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	43

Statements of Changes in Net Assets	BlackRock Master Small Cap Growth Portfolio

	Year Ended May 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$238,333	$1,004,504
Net realized gain	47,784,879	44,216,706
Net change in unrealized appreciation/depreciation	(1,607,784)	14,359,572

Net increase in net assets resulting from operations	46,415,428	59,580,782

Capital Transactions
Proceeds from contributions	61,663,245	68,961,000
Value of withdrawals	(92,380,088)	(129,190,224)

Net decrease in net assets derived from capital transactions	(30,716,843)	(60,229,224)

Net Assets
Total increase (decrease) in net assets	15,698,585	(648,442)
Beginning of year	216,189,110	216,837,552

End of year	$231,887,695	$216,189,110

Financial Highlights	BlackRock Master Small Cap Growth Portfolio

	Year Ended May 31,
	2014	2013	2012	2011	2010
Total Investment Return
Total investment return	22.22%	31.47%	(13.48)%	35.13%	26.12%

Ratios to Average Net Assets
Total expenses	0.80%	0.79%	0.77%	0.76%	0.77%

Total expenses after fees waived	0.64%	0.77%	0.77%	0.76%	0.77%

Net investment income (loss)	0.10%	0.47%	(0.32)%	(0.51)%	(0.50)%

Supplemental Data
Net assets, end of year (000)	$231,888	$216,189	$216,838	$504,292	$416,087

Portfolio turnover	152%	165%	143%	127%	114%

See Notes to Financial Statements.

44	ANNUAL REPORT	MAY 31, 2014

Notes to Financial Statements	BlackRock Master Small Cap Growth Portfolio

1. Organization:

BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master Portfolio, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

The Master Portfolio values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Master Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Income Taxes: The Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter

ANNUAL REPORT	MAY 31, 2014	45

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of May 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA as of May 31, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	$931,078	$(931,078)	—
Credit Suisse Securities (USA) LLC	224,361	(224,361)	—
Deutsche Bank Securities Inc	160,126	(160,126)	—
Goldman Sachs & Co	733,953	(733,953)	—
JP Morgan Securities LLC	253,120	(253,120)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	148,068	(148,068)	—
Morgan Stanley	238,273	(238,273)	—
National Financial Services LLC	160,512	(160,512)	—
SG Americas Securities LLC	54,373	(54,373)	—
UBS Securities LLC	163,550	(163,550)	—

Total	$3,067,414	$(3,067,414)	—

[1]

Collateral with a value of $3,271,075 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnityallows for full replacement of the securities lent. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

46	ANNUAL REPORT	MAY 31, 2014

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of May 31, 2014
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]	$136,121

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended May 31, 2014
Net Realized Gain From
Equity contracts:
Financial futures contracts	$581,163

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$150,121

For the year ended May 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	57
Average notional value of contracts purchased	$6,396,798

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearing-house stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.70%
$1 Billion - $3 Billion	0.66%
$3 Billion - $5 Billion	0.63%
$5 Billion - $10 Billion	0.61%
Greater than $10 Billion	0.60%

The Manager entered into a contractual agreement to waive 0.16% of its investment advisory fees as a percentage of the Master Portfolio’s average daily net assets until October 1, 2015. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors of the Master LLC or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended May 31, 2014, the Manager waived $376,944 of investment advisory fees, which is included in fees waived by Manager in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the

ANNUAL REPORT	MAY 31, 2014	47

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended May 31, 2014, the amount waived was $3,845.

The Manager entered into a sub-advisory agreement with BlackRock Capital Management, Inc. (“BCM”), an affiliate of the Manager. The Manager pays BCM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BCM, with respect to the Master Portfolio, expired.

For the year ended May 31, 2014, the Master Portfolio reimbursed the Manager $2,328 for certain accounting services, which is included in accounting services in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Master Portfolio.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to the securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year, securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Master Portfolio retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended May 31, 2014, the Master Portfolio paid BIM $113,599 for securities lending agent services.

The Master Portfolio recorded payments from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2014, were $348,988,368 and $381,299,038, respectively.

7. Bank Borrowings:

The Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the year ended May 31, 2014.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables

48	ANNUAL REPORT	MAY 31, 2014

Notes to Financial Statements (concluded)	BlackRock Master Small Cap Growth Portfolio

due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

As of May 31, 2014, the Master Portfolio invested a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting the information technology and/or health care sectors would have a greater impact on the Master Portfolio and could affect the value, income and/or liquidity of positions in such securities.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	MAY 31, 2014	49

Report of Independent Registered Public Accounting Firm	BlackRock Master Small Cap Growth Portfolio

To the Investor of BlackRock Master Small Cap Growth Portfolio and Board of Directors of BlackRock Master LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Master Small Cap Growth Portfolio (the “Master LLC”), as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Master Small Cap Growth Portfolio as of May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

July 25, 2014

50	ANNUAL REPORT	MAY 31, 2014

Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock FundsSM (the “Trust”) met in person on April 24, 2014 and May 28-30, 2014 to consider the approval of the Trust’s investment advisory agreement (the “Trust Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor, on behalf of BlackRock Disciplined Small Cap Core Fund (“Disciplined Small Cap Core Fund”), a portfolio of the Trust. At the May 28-30, 2014 meeting, the Board of the Trust also considered the sub-advisory agreement between the Manager and BlackRock Fund Advisors with respect to Disciplined Small Cap Core Fund (the “Trust Sub-Advisory Agreement”) and determined that it was appropriate to terminate the Trust Sub-Advisory Agreement. It was noted that the termination of the Trust Sub-Advisory Agreement would not result in any change in the nature or quality of services provided to Disciplined Small Cap Core Fund, or in the portfolio management team that serves Disciplined Small Cap Core Fund.

The Board of Directors of BlackRock Master LLC (the “Master LLC”) met in person on April 24, 2014 and May 28-30, 2014 to consider the approval of the Master LLC’s investment advisory agreement (the “Master LLC Advisory Agreement”) with the Manager, the Master LLC’s investment advisor, on behalf of BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), a series of the Master LLC. The Board of the Master LLC also considered the sub-advisory agreement between the Manager and BlackRock Capital Management, Inc. with respect to the Master Portfolio (the “Master LLC Sub-Advisory Agreement”). At the May 28-30, 2014 meeting, it was noted that the Master LLC Sub-Advisory Agreement would expire effective July 1, 2014. It was also noted that the non-renewal of the Master LLC Sub-Advisory Agreement would not result in any change in the nature or quality of services provided to the Master Portfolio, or in the portfolio management team that serves the Master Portfolio. BlackRock Small Cap Growth Fund II (“Small Cap Growth Fund II”), a series of BlackRock Series, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Master LLC Advisory Agreement.

Disciplined Small Cap Core Fund, Small Cap Growth Fund II, the Master LLC (with respect to the Master Portfolio) and the Corporation (with respect to Small Cap Growth Fund II) are referred to herein, as pertinent, individually as a “Fund” or collectively as the “Funds.” The Trust Advisory Agreement and the Master LLC Advisory Agreement are referred to herein as the “Agreements.” For simplicity: (a) the Board of Trustees of the Trust, the Board of Directors of the Master LLC and the Board of Directors of the Corporation are referred to herein individually as the “Board” and collectively as the “Boards,” and the members are referred to as “Board Members;” (b) the shareholders of Disciplined Small Cap Core Fund and Small Cap Growth Fund II and the interest holders of the Master Portfolio are referred to as “shareholders;” and (c) the meetings held on April 24, 2014 are referred to as the “April Meeting” and the meetings held on May 28-30, 2014 are referred to as the “May Meeting.”

Activities and Composition of the Board

Each Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the pertinent Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the pertinent Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of each Board are each Independent Board Members. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the pertinent Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the pertinent Agreement. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and

ANNUAL REPORT	MAY 31, 2014	51

Disclosure of Investment Advisory Agreements (continued)

institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties), and management fee levels and breakpoints. The Boards further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of Disciplined Small Cap Core Fund and Small Cap Growth Fund II, as applicable, as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding the shares of Disciplined Small Cap Core Fund and Small Cap Growth Fund II, as applicable; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, (a) the Board of the Trust, including all the Independent Board Members, approved the continuation of the Trust Advisory Agreement between the Manager and the Trust with respect to Disciplined Small Cap Core Fund for a one-year term ending June 30, 2015; and (b) the Board of the Master LLC, including all the Independent Board Members, approved the continuation of the Master LLC Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio for a one-year term ending June 30, 2015. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Master LLC Advisory Agreement with respect to the Master Portfolio and found the Master LLC Advisory Agreement to be satisfactory. In approving the continuation of the pertinent Agreement, each Board considered, with respect to the applicable Fund: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the costs of Disciplined Small Cap Core Fund and Small Cap Growth Fund II, as applicable, to investors compared to the costs of the relevant Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of the shares of Disciplined Small Cap Core Fund and Small Cap Growth Fund II, as applicable, and securities lending, services related to the valuation and pricing of portfolio holdings of the applicable Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the applicable Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

52	ANNUAL REPORT	MAY 31, 2014

Disclosure of Investment Advisory Agreements (continued)

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of Disciplined Small Cap Core Fund and the Master Portfolio and Small Cap Growth Fund II, as applicable. The Boards of each of the Master LLC and the Corporation noted that Small Cap Growth Fund II’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Boards worked with their independent counsel, BlackRock and Lipper to develop a template for, and were provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the performance of Disciplined Small Cap Core Fund and Small Cap Growth Fund II, as applicable. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of Disciplined Small Cap Core Fund and Small Cap Growth Fund II as compared to other funds in the Fund’s applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meet with Lipper representatives to review its methodology.

Each Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

The Board of the Trust noted that for the since-inception period reported, Disciplined Small Cap Core Fund ranked in the second quartile against its Lipper Performance Universe.

The Boards of each of the Master LLC and the Corporation noted that for the one-, three- and five-year periods reported, Small Cap Growth Fund II ranked in the second, third and fourth quartiles, respectively, against its Lipper Performance Universe. The Boards noted Small Cap Growth Fund II’s improved performance during the one-year period. The Boards and BlackRock reviewed and discussed the reasons for Small Cap Growth Fund II’s underperformance during the three- and five-year periods. The Boards were informed that, among other things, during the three-year period Small Cap Growth Fund II had significant underperformance in the fourth quarter of 2012 due to an overweight in the healthcare sector. The six-month period in the middle of 2010 detracted from performance, which affected the five-year period. A number of factors affected performance in 2010, the most significant being poor stock selection within the consumer discretionary sector.

The Boards and BlackRock also discussed BlackRock’s strategy for improving the performance of the Master Portfolio/Small Cap Growth Fund II and BlackRock’s commitment to providing the resources necessary to assist the Master Portfolio’s portfolio managers in seeking to improve the performance of the Master Portfolio/Small Cap Growth Fund II. BlackRock and the Board previously had concurred, given the poor historical performance of the Master Portfolio/Small Cap Growth Fund II, in changing the portfolio management team. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the performance of the Master Portfolio/Small Cap Growth Fund II.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Boards, including the Independent Board Members, reviewed, as pertinent, the contractual management fee rate of Disciplined Small Cap Core Fund and the Master Portfolio/Small Cap Growth Fund II compared with the other funds in the applicable Fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Boards also compared, as pertinent, the total expense ratio of Disciplined Small Cap Core Fund and Small Cap Growth Fund II, as well as the actual management fee rate of Disciplined Small Cap Core Fund and the Master Portfolio/Small Cap Growth Fund II, to those of other funds in the applicable Fund’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of

ANNUAL REPORT	MAY 31, 2014	53

Disclosure of Investment Advisory Agreements (continued)

clients with similar investment mandates, as applicable, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. Each Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to the applicable Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the applicable Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs to the management of the applicable Fund. Each Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement and to continue to provide the high quality of services that is expected by that Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board of the Trust noted that Disciplined Small Cap Core Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board of the Trust also noted that Disciplined Small Cap Core Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on Disciplined Small Cap Core Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Boards of each of the Master LLC and the Corporation noted that the contractual management fee rate of the Master Portfolio/Small Cap Growth Fund II ranked in the second quartile, and that the actual management fee rate and Small Cap Growth Fund II’s total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Boards of each of the Master LLC and the Corporation also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. Additionally, the Boards noted that BlackRock has contractually agreed to waive a portion of the advisory fee for the Master Portfolio.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase, as well as the existence of expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of Disciplined Small Cap Core Fund or, in the case of the Master Portfolio and Small Cap Growth Fund II, the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

54	ANNUAL REPORT	MAY 31, 2014

Disclosure of Investment Advisory Agreements (concluded)

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Trust, including all the Independent Board Members, approved the continuation of the Trust Advisory Agreement between the Manager and the Trust with respect to Disciplined Small Cap Core Fund for a one-year term ending June 30, 2015. The Board of the Master LLC, including all the Independent Board Members, approved the continuation of the Master LLC Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio for a one-year term ending June 30, 2015. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Master LLC Advisory Agreement and found the Master LLC Advisory Agreement to be satisfactory.

Based upon its evaluation of all of the aforementioned factors in their totality, each of the Board of the Trust and the Board of the Master LLC,

including all the Independent Board Members, was satisfied that the terms of the pertinent Agreement were fair and reasonable and in the best interest of the applicable Fund and its shareholders. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Master LLC Advisory Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the applicable Agreement, the Board of the Trust and the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Trust and the Master LLC reflect the results of several years of review by the respective Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	MAY 31, 2014	55

Officers and Directors/Trustees

Name, Address, and Year of Birth	Position(s) Held with Corporation/ Master LLC/ Trust	Length of Time Served as a Director/ Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors/Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director/Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 155 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director/Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 155 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director/Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 155 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director/Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director/Trustee	Since 2004	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 155 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director/Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 155 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director/Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 155 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director/Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 155 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director/Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System ( a not-for-profit health system) from 2008 to 2013 ; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 155 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director/Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 155 Portfolios	None

56	ANNUAL REPORT	MAY 31, 2014

Officers and Directors/Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Corporation/ Master LLC/ Trust	Length of Time Served as a Director/ Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors/Trustees[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director/Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 155 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director/Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principle, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 155 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director/Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 155 Portfolios	None

[1]      Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. Each Board has determined to extend the terms of Directors/Trustees on a case-by-case basis, as appropriate.

[2]     Date shown is the earliest date a person has served for the Corporation/Master LLC/Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors/Trustees as joining the Corporation/Master LLC/Trust’s board in 2007, those Directors/Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors/Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director/Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 333 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director/Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 333 Portfolios	None

[3]     Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Corporation/Master LLC/Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Corporation/Master LLC/Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors/Trustees of other BlackRock registered open-end funds. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. Each Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

ANNUAL REPORT	MAY 31, 2014	57

Officers and Directors/Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Corporation/ Master LLC/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President of Trust Only	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Corporation/Master LLC/Trust serve at the pleasure of the Board.

Further information about the Corporation/Master LLC/Trust’s Officers and Directors/Trustees is available in the Corporation/Master LLC/Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Administrator BlackRock Advisors, LLC[1] Wilmington, DE 19809	Sub-Advisor BlackRock Capital Management, Inc.[2] New York, NY 10055 BlackRock Fund Advisors[3] Princeton, NJ 08540	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc.[1] Wilmington, DE 19809	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Custodian Brown Brothers Harriman & Co.[2] Boston, MA 02109 The Bank of New York Mellon[3] New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

[1]	Co-Administrator for BlackRock Disciplined Small Cap Core Fund. Administrator for BlackRock Small Cap Growth Fund II.

[2]	For BlackRock Master Small Cap Growth Portfolio.

[3]	For BlackRock Disciplined Small Cap Core Fund.

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds.

58	ANNUAL REPORT	MAY 31, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master Portfolio voted proxies relating to securities held in the Funds’/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ANNUAL REPORT	MAY 31, 2014	59

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

60	ANNUAL REPORT	MAY 31, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

    2015

    2017

    2019

    2021

    2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath® Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	MAY 31, 2014	61

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-5/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Disciplined Small Cap Core Fund	$32,000	$32,000	$0	$0	$12,850	$12,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Disciplined Small Cap Core Fund	$12,850	$12,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

3

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1)	Code of Ethics – See Item 2

(a)(2)	Certifications – Attached hereto

(a)(3)	Not Applicable

(b)	Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: July 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: July 29, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: July 29, 2014

5